UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS ® & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2012

Date of reporting period:	March 31, 2012

ITEM 1. Report to Shareholders

March 31, 2012

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund

Contents

Letter to Shareholders	2–3

Fund Insights	4–6

Performance & Statistics	7–8

Schedules of Investments	9–24

Statements of Assets and Liabilities	25

Statements of Operations	26

Statements of Changes in Net Assets	27–28

Statements of Cash Flows	29

Notes to Financial Statements	30–55

Financial Highlights	56–57

Report of Independent Registered Public Accounting Firm	58

Tax Information/Proxy Voting Policies & Procedures	59

Annual Shareholder Meetings Results/Changes to Board of Trustees/Changes in Investment Policy	60

A Note Regarding Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	61

Privacy Policy	62

Dividend Reinvestment Plan	63–64

Board of Trustees	65–66

Fund Officers	67

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	1

Dear Shareholder:

U.S. stock markets showed impressive resilience during the twelve-month fiscal reporting period ended March 31, 2012. Despite market volatility that was at times extraordinary, indexes hit multi-year highs, powered by an improving economy, strong corporate earnings and record low interest rates. Global markets however, did not fare as well. As for bonds, yields on the benchmark U.S. Treasury 10-year bond remained below 2% for much of the fiscal period, but inched higher as the period drew to a close. Corporate securities advanced, with lower-rated (higher-yielding) bonds performing particularly well, as the strengthening U.S. economy encouraged investors to take on more risk.

The Twelve-Month Period in Review

For the twelve-month reporting period ended March 31, 2012:

•   PIMCO Global StocksPLUS® & Income Fund rose 0.78% on net asset value (“NAV”) but fell 8.00% on market price.

•   PIMCO High Income Fund rose 0.04% on NAV and rose 3.28% on market price.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

The Standard & Poor’s 500 Index, a proxy for the U.S. stock market, rose 8.54%, the MSCI Europe, Australasia and Far East Index (“EAFE”) fell 5.77% in U.S. dollar terms, and the BofA Merrill Lynch U.S. High Yield Master II Index rose 5.11% for the twelve months ended March 31, 2012. The broad bond market, as measured by the Barclays Capital U.S. Aggregate Index, rose 7.71% for the reporting period while the Barclays Capital U.S. Treasury Bond Index rose 6.10%.

When the twelve-month fiscal period began, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, was growing at a 0.4% annual rate. GDP steadily improved, expanding at a 1.3% annual pace between April and June 2011, 1.8% for the July to September quarter and at a 3.0% annual rate between October and December 2011. Although GDP figures are not available for the first quarter of 2012, Federal Reserve Chairman Ben Bernanke indicated that the U.S. economy continued to expand during this period. The official U.S. unemployment rate declined from 9.0% to 8.2% during the twelve-month fiscal period, with Labor Department data indicating that more than four million nonfarm payroll jobs have been added to the economy during the past 24 months. Despite these demonstrable

PIMCO Global StocksPLUS® & Income Fund
2	PIMCO High Income Fund Annual Report | 3.31.12

growth signs, Chairman Bernanke revealed that the Federal Reserve (the “Fed”) would likely maintain short-term interest rates in the 0.0% to 0.25% range through late 2014. He also mentioned to Congress that the Fed had not ruled out additional stimulus measures “as appropriate to promote a stronger economic recovery in the context of price stability.”

The Road Ahead

Although the U.S. economy exhibited steady improvement during the twelve-month reporting period, there are reasons to be cautious. Higher gasoline prices are a threat to consumer spending. Continued foreclosures suggest that the housing market will continue to struggle. The presidential election is also heating up. Future levels of taxes and spending are major campaign issues. How these issues are resolved or not resolved will have an impact on future interest rates and financial markets.

Uncertainty also abounds in the world’s second and third-biggest economies. China slowed to its lowest rate of expansion in three years, a still enviable 8.1%, after a series of interest rate hikes. The European Union is close to, if not already in, a recession as the continent’s sovereign debt crisis continues.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	3

PIMCO Global StocksPLUS® & Income Fund Fund Insights

March 31, 2012 (unaudited)

For the 12-month period ended March 31, 2012, PIMCO Global StocksPLUS® & Income Fund (the “Fund”) returned 0.78% on net asset value (“NAV”) and fell 8.00% on market price.

The global financial markets experienced periods of heightened volatility during the 12 months ended March 31, 2012. Investor sentiment shifted several times during the reporting period, resulting in times of both heightened risk aversion and robust risk appetite. Triggering these gyrations were often macro factors, such as changing expectations for the U.S. economy, the European sovereign debt crisis, the downgrade of U.S. government securities and fears of a hard landing for China’s economy.

The global equity markets produced mixed results during the annual period. The U.S. stock market advanced 8.54% during the 12 months ended March 31, 2012, as measured by the S&P 500 Index (the “S&P”). After declining during the first half of the period experiencing several bouts of risk aversion, the S&P rallied sharply during the second half of the period. This reversal was due to economic data in the U.S. that often exceeded expectations, as well as hopes for progress in connection to the European sovereign debt crisis. While international developed equities, as measured by the MSCI EAFE Index, also rallied sharply during the second half of the fiscal period, this was not enough to offset their earlier weakness. All told, international developed equities returned -5.77% for the twelve months ended March 31, 2012.

After initially rising in April 2011, U.S. Treasury yields moved sharply lower during much of the remainder of the reporting period. The yield curve flattened over the 12-months ended March 31, 2012, as longer-term yields fell more than their short-term counterparts. The spread sectors (non-Treasuries) generally lagged equal-duration Treasuries during the period.

Equity exposure produces mixed results

Fund performance benefitted by an average 48% exposure to U.S. equities during the reporting period, as the Fund utilized S&P 500 futures contracts,

PIMCO Global StocksPLUS® & Income Fund
4	PIMCO High Income Fund Annual Report | 3.31.12

along with a defensive option strategy that sought to generate income and limit losses. Detracting from results was the decline in the Fund’s foreign stocks position, during the period. The Fund utilized total return swaps to gain access to the MSCI EAFE Index. On average, the Fund’s exposure to foreign stocks during the reporting period was 52%.

The Fund utilized a defensive option strategy that used the generated income from the premiums of written “at-the-money” or slightly “out-of-the-money” call options to generate income and purchased “out-of-the-money” put options to limit losses. The U.S. equity market rally adversely impacted the option strategy due to its defensive nature.

Allocations to spread sectors produced mixed results

A small portion of the Fund’s assets are invested in futures contracts and total return swaps. These instruments allow the Fund to participate in the returns of the S&P 500 and MSCI EAFE Indexes without having to hold the individual stocks that comprise these indexes. The majority of the Fund’s assets are then actively managed in a portfolio of fixed income securities to add incremental return.

Overall, the Fund’s fixed income securities modestly contributed to performance during the reporting period. An allocation to high yield corporate bonds negatively affected returns due to widening credit spreads during the 12-month period. An allocation to investment grade corporate bonds, with an emphasis on the financial sector, was detrimental for results as these holdings underperformed U.S. Treasuries. The Fund’s allocations to Agency securities and non-Agency mortgage-backed securities were not rewarded as these asset classes lagged like-duration Treasuries. While these spread sector allocations detracted from performance from a price perspective, this was more than offset by the incremental income provided.

The Fund’s U.S. interest rate strategy, which called for a long duration, enhanced performance as interest rates in the U.S. were broadly lower during the 12-month fiscal period.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	5

PIMCO High Income Fund, Inc. Fund Insights

March 31, 2012 (unaudited)

For the 12-month period ended March 31, 2012, PIMCO High Income Fund (the “Fund”), returned 0.04% on net asset value (“NAV”) and 3.28% on market price.

The overall U.S. fixed income market, as measured by the Barclays Capital U.S. Credit Index, returned 9.58% during the 12 months ended March 31, 2012. Investor sentiment shifted several times during the reporting period, resulting in times of both heightened risk aversion and robust risk appetite. Triggering these gyrations were often macro factors such as changing expectations for the U.S. economy, the European sovereign debt crisis, the downgrade of U.S. government securities and fears of a hard landing for China’s economy. Against this backdrop, short- and long-term Treasury yields moved lower, the yield curve flattened, and the spread sectors (non-Treasuries) produced mixed results versus equal-duration Treasuries.

The U.S. high yield market advanced 5.63% during the 12-months ended March 31, 2012, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index (the “Index”). After declining during the first half of the period experiencing several bouts of risk aversion, the Index rallied sharply during the second half of the period. This reversal was due to economic data in the U.S. that often exceeded expectations, as well as hopes for progress in connection to the European sovereign debt crisis. In aggregate, during the 12-month period, lower quality securities generally underperformed their higher quality counterparts, CCC and lower-rated bonds returning 2.22% and BB-rated securities in the Index returning 6.80%.

Sector positioning drove the Fund’s results

Although the Fund generated a positive return for the reporting period, it posted disappointing relative returns. An underweighting to healthcare detracted from performance, as hospitals were able to improve supply and other operating expense ratios. An underweight position in retailers adversely affected results, as the sector benefited from stabilizing economic growth during the latter part of the fiscal period. Furthermore, an underweight to the media/cable sector detracted from performance, as broadband replaced video services as a driver of residential cable revenue.

On the upside, an allocation to Build America Bonds contributed to performance, as these issues outperformed the high yield market during the reporting period. An overweighing to non-captive consumer finance issues also added to results, as this sector outperformed the broader market.

PIMCO Global StocksPLUS® & Income Fund
6	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund
Performance & Statistics

March 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-8.00%	0.78%
5 Year	12.99%	6.93%
Commencement of Operations (5/31/05) to 3/31/12	13.73%	10.05%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/31/05) to 3/31/12	Market Price	$20.18
	NAV	$12.57
	Premium to NAV	60.54%
	Market Price Yield(2)	10.90%
	Leverage Ratio(3)	46.45%
	Moody’s Ratings (as a % of total investments, before options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at March 31, 2012.

(3) Represents Reverse Repurchase Agreements (“Leverage”) that are outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	7

PIMCO High Income Fund
Performance & Statistics

March 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	3.28%	0.04%
5 Year	12.01%	6.62%
Commencement of Operations (4/30/03) to 3/31/12	12.67%	9.45%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/30/03) to 3/31/12	Market Price	$12.84
	NAV	$7.87
	Premium to NAV	63.15%
	Market Price Yield(2)	10.84%
	Leverage Ratio(3)	27.53%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at March 31, 2012.

(3) Represents Preferred Shares and Reverse Repurchase Agreements (collectively “Leverage”) that are outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

PIMCO Global StocksPLUS® & Income Fund
8	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2012

Principal Amount (000s)		Value
MORTGAGE-BACKED SECURITIES – 67.6%

	Banc of America Funding Corp., CMO,
$298	0.462%, 7/20/36, FRN	$238,614
1,041	2.745%, 12/20/34, FRN	674,569
2,430	5.623%, 3/20/36, FRN (j)	2,019,070
611	5.846%, 1/25/37, VRN	380,819
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 3/11/41, CMO, VRN (a) (d)	1,367,644
57	Banc of America Mortgage Securities, Inc., 6.00%, 7/25/46, CMO	53,707
756	BCAP LLC Trust, 6.25%, 11/26/36, CMO (a) (d)	750,097
3,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a) (d)	3,120,854
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
493	2.882%, 3/25/35	412,921
1,368	2.926%, 2/25/34	1,269,480
2,102	5.404%, 8/25/47 (j)	1,599,593
971	5.656%, 7/25/36	673,678
	Bear Stearns Alt-A Trust, CMO, FRN,
648	2.559%, 4/25/35	431,395
244	2.755%, 11/25/35	152,648
360	2.826%, 9/25/35	240,152
	Bear Stearns Commercial Mortgage Securities, CMO, VRN,
1,300	5.610%, 3/13/40 (a) (d)	1,177,667
1,000	5.694%, 6/11/50	1,144,831
1,000	5.749%, 2/11/41 (a) (d)	792,516
	Bear Stearns Structured Products, Inc., CMO, FRN,
1,710	2.749%, 1/26/36	1,008,574
590	2.845%, 12/26/46	336,333
1,434	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a) (d)	657,754
	CC Mortgage Funding Corp., CMO, FRN (a) (d),
125	0.542%, 8/25/35	89,825
21	0.582%, 10/25/34	17,491
1,062	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a) (d)	1,067,764
161	Citicorp Mortgage Securities, Inc., 6.50%, 2/25/24, CMO	164,833
1,542	Citigroup Mortgage Loan Trust, Inc., 3.017%, 3/25/37, CMO, FRN (j)	1,037,993
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.225%, 7/15/44, CMO, VRN	835,331
760	Commercial Mortgage Pass Through Certificates, 5.933%, 7/10/46, CMO, VRN (a) (d)	741,386
	Countrywide Alternative Loan Trust, CMO,
1,681	0.452%, 5/20/46, FRN	865,594
327	0.482%, 12/25/46, FRN	99,299
2,020	0.572%, 10/25/35, FRN (j)	1,082,579
4,048	0.592%, 5/25/36, FRN	1,790,095
579	2.926%, 2/25/37, FRN	378,673
547	5.301%, 10/25/35, FRN	365,483
1,388	5.50%, 8/25/34	1,072,913
73	5.50%, 2/25/36	50,515
1,253	5.50%, 3/25/36 (j)	813,095
195	6.25%, 9/25/34	193,203
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
387	0.482%, 3/25/36, FRN	260,140
1,702	0.562%, 3/25/35, FRN (j)	1,063,271
276	0.632%, 2/25/35, FRN	135,539

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	9

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

$307	2.649%, 10/20/35, FRN	$193,510
683	2.798%, 8/25/34, FRN	530,855
691	3.459%, 3/25/37, FRN	335,333
1,527	5.094%, 10/20/35, FRN	1,155,035
554	5.203%, 10/20/35, FRN	429,284
204	5.50%, 8/25/35	192,379
291	6.00%, 3/25/36	49,548
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36, CMO, VRN (a) (d)	2,056,700
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 7/18/16, VRN (a) (d)	917,088
471	6.00%, 11/25/36	420,204
2,000	6.199%, 2/15/41, VRN	2,234,113
	Diversity Funding Ltd., CMO, FRN,
£1,592	1.971%, 2/10/46	2,036,729
£206	2.321%, 2/10/46	131,734
£187	2.821%, 2/10/46	69,340
£187	3.321%, 2/10/46	29,940
£112	4.571%, 2/10/46	17,964
£94	5.071%, 2/10/46	2,994
£99	5.171%, 2/10/46	1,582
$316	Falcon Franchise Loan LLC, 4.856%, 1/5/25, CMO (a) (d)	309,142
1,011	First Horizon Alternative Mortgage Securities, 2.363%, 11/25/36, CMO, FRN	538,147
2,120	First Horizon Asset Securities, Inc., 2.585%, 1/25/37, CMO, FRN (j)	1,595,854
	GE Capital Commercial Mortgage Corp., CMO, VRN,
1,000	5.144%, 7/10/45 (a) (d)	730,769
1,000	5.199%, 5/10/43	780,083
341	GMAC Mortgage Corp. Loan Trust, 3.217%, 6/25/34, CMO, FRN	313,965
730	GS Mortgage Securities Corp. II, 5.997%, 8/10/43, CMO, VRN (a) (d)	713,993
	GSR Mortgage Loan Trust, CMO,
361	2.659%, 9/25/35, FRN	351,591
402	2.885%, 5/25/35, FRN	294,232
674	2.966%, 4/25/35, FRN	520,887
475	5.50%, 6/25/36	415,536
	Harborview Mortgage Loan Trust, CMO, FRN,
46	0.542%, 4/19/34	41,632
224	2.538%, 11/19/34	149,732
89	2.871%, 2/25/36	58,176
92	5.242%, 8/19/36	64,858
1,053	5.455%, 6/19/36	654,840
999	HSBC Asset Loan Obligation, 2.764%, 1/25/37, CMO, FRN	588,186
3	Impac CMB Trust, 0.882%, 10/25/33, CMO, FRN	2,230
	Indymac Index Mortgage Loan Trust, CMO, FRN,
3,176	0.512%, 6/25/37	749,118
93	0.522%, 3/25/35	63,858
494	4.426%, 6/25/37	258,370
¥3,136	JLOC Ltd., 0.456%, 2/16/16, CMO, FRN (a) (d) (f)	36,373
$665	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	57,772
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a) (d),
2,000	0.692%, 7/15/19, FRN	1,797,764
1,500	5.273%, 5/15/41, VRN	1,048,738
	JPMorgan Mortgage Trust, CMO,
2,280	2.880%, 4/25/37, FRN (j)	1,552,035

PIMCO Global StocksPLUS® & Income Fund
10	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

$693	5.490%, 5/25/36, FRN	$573,782
206	5.50%, 1/25/36	185,364
289	5.50%, 6/25/37	264,510
	Luminent Mortgage Trust, CMO, FRN,
1,454	0.412%, 12/25/36	861,414
1,426	0.442%, 10/25/46	927,990
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
1,526	2.754%, 11/25/35 (a) (d)	849,447
416	3.245%, 10/25/34	323,595
451	Merrill Lynch Alternative Note Asset, 0.312%, 1/25/37, CMO, FRN	146,275
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48, CMO	1,078,002
324	MLCC Mortgage Investors, Inc., 1.996%, 10/25/35, CMO, FRN (j)	299,187
	Morgan Stanley Capital I, CMO,
500	5.201%, 11/14/42, VRN	377,010
100	5.379%, 8/13/42, VRN (a) (d)	55,299
1,415	5.569%, 12/15/44 (j)	1,530,527
1,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a) (d)	1,053,000
485	Opteum Mortgage Acceptance Corp., 0.512%, 7/25/36, CMO, FRN	236,730
304	Provident Funding Mortgage Loan Trust, 2.662%, 10/25/35, CMO, FRN	261,942
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO, VRN (a) (d) (j)	2,860,557
	Residential Accredit Loans, Inc., CMO,
650	3.122%, 12/26/34, FRN	429,434
1,663	3.907%, 1/25/36, FRN	950,307
1,047	6.00%, 9/25/35	713,737
755	6.00%, 8/25/36	476,875
227	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31, CMO	231,545
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,283	1.558%, 5/25/35, FRN	735,156
1,081	5.235%, 11/25/36, FRN	888,631
222	5.246%, 9/25/35, FRN	164,004
1,287	5.407%, 4/25/36, VRN	865,871
909	5.508%, 1/25/36, FRN	643,165
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
713	0.472%, 2/25/36	415,730
628	0.522%, 2/25/36	352,066
364	Suntrust Adjustable Rate Mortgage Loan Trust, 2.859%, 1/25/37, CMO, FRN	281,951
2,200	UBS Commercial Mortgage Trust, 0.817%, 7/15/24, CMO, FRN (a) (d)	1,747,038
	Wachovia Bank Commercial Mortgage Trust, CMO,
1,020	4.982%, 2/15/35 (a) (d)	890,057
1,500	5.425%, 1/15/41, VRN (a) (d)	818,246
2,500	5.899%, 2/15/51, VRN	2,750,442
1,000	WaMu Commercial Mortgage Securities Trust, 6.132%, 3/23/45, CMO, VRN (a) (d)	735,572
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
244	0.532%, 7/25/45	196,081
218	0.889%, 1/25/47	141,052
209	2.474%, 7/25/42	187,739
1,128	2.557%, 12/25/36	793,338
928	2.634%, 2/25/37 (j)	665,369
375	5.349%, 7/25/37	316,001
2,313	5.470%, 4/25/37	494,665
109	5.541%, 8/25/36	14,969

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	11

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

$4,046	Washington Mutual Alternative Mortgage Pass Through Certificates, 0.928%, 4/25/47, CMO, FRN	$1,099,394
1,241	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37, CMO (j)	1,114,239
1,000	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a) (d)	1,036,118
Total Mortgage-Backed Securities (cost-$76,910,258)		87,153,574

CORPORATE BONDS & NOTES – 54.2%

Airlines – 3.7%
1,000	American Airlines, Inc., 10.50%, 10/15/12 (e)	1,050,000
857	Northwest Airlines, Inc., 1.243%, 11/20/15, FRN (MBIA) (j)	814,637
	United Air Lines Pass Through Trust (j),
1,948	6.636%, 1/2/24	2,064,981
768	10.40%, 5/1/18	875,356
		4,804,974
Banking – 8.8%
£100	Barclays Bank PLC, 14.00%, 6/15/19 (g)	196,739
€150	BPCE S.A., 9.25%, 4/22/15 (g)	179,999
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (j),
€1,000	6.875%, 3/19/20	1,290,354
$1,600	11.00%, 6/30/19 (a) (d) (g)	2,042,314
2,800	Discover Bank, 7.00%, 4/15/20 (j)	3,216,903
2,000	Lloyds TSB Bank PLC, 6.375%, 1/21/21 (j)	2,149,710
2,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	2,202,500
		11,278,519
Commercial Services – 0.8%
1,000	PHH Corp., 9.25%, 3/1/16	1,021,250
Energy – 0.6%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a) (d)	806,000
Financial Services – 17.7%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	460,000
	Ally Financial, Inc.,
31	6.00%, 3/15/19	28,388
9	6.10%, 9/15/19	8,361
45	6.15%, 3/15/16	44,729
60	6.25%, 4/15/19	56,486
98	6.30%, 8/15/19	91,684
17	6.35%, 4/15/16-4/15/19	16,309
23	6.50%, 10/15/16	22,549
10	6.55%, 12/15/19	9,612
12	6.60%, 8/15/16	11,708
39	6.65%, 6/15/18-10/15/18	36,989
29	6.70%, 6/15/18	27,544
126	6.75%, 8/15/16-6/15/19	122,304
74	6.85%, 4/15/16-5/15/18	72,508
20	6.875%, 8/15/16-7/15/18	19,519
85	6.90%, 6/15/17-8/15/18	82,753
8	6.95%, 6/15/17	7,948
278	7.00%, 1/15/17-8/15/18	272,293
223	7.05%, 3/15/18 (j)	217,430
4	7.05%, 4/15/18	3,898
80	7.15%, 9/15/18	77,991

PIMCO Global StocksPLUS® & Income Fund
12	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$15	7.20%, 10/15/17	$14,741
679	7.25%, 9/15/17-9/15/18	670,213
199	7.30%, 1/15/18	194,834
57	7.35%, 4/15/18	55,541
2	7.375%, 4/15/18	1,970
55	7.40%, 12/15/17	53,849
110	7.50%, 6/15/16-12/15/17	108,438
4	7.55%, 5/15/16	4,000
12	7.75%, 10/15/17	11,970
46	8.00%, 11/15/17	45,990
2	8.125%, 11/15/17	1,982
326	9.00%, 7/15/20 (j)	326,764
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (g) (j)	1,822,500
1,300	CIT Group, Inc., 5.25%, 4/1/14 (a) (d) (j)	1,334,125
1,200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (j)	1,214,400
	Credit Agricole S.A. (g),
£450	5.136%, 2/24/16	493,046
£200	7.589%, 1/30/20	235,127
£200	8.125%, 10/26/19	259,759
	Ford Motor Credit Co. LLC,
$400	8.00%, 6/1/14 (j)	440,527
3,850	8.00%, 12/15/16	4,472,441
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	1,068,859
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (j)	3,075,000
£100	LBG Capital No.2 PLC, 15.00%, 12/21/19	198,338
$980	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a) (d) (j)	1,048,600
	SLM Corp.,
€200	1.206%, 6/17/13, FRN	258,748
$200	5.012%, 2/1/14, FRN	199,694
1,000	8.00%, 3/25/20 (j)	1,082,500
1,250	8.45%, 6/15/18 (j)	1,400,000
1,000	Stone Street Trust, 5.902%, 12/15/15 (a) (d) (j)	1,005,395
		22,790,354
Healthcare & Hospitals – 2.5%
3,000	Biomet, Inc., 11.625%, 10/15/17 (j)	3,258,750
Hotels/Gaming – 1.0%
1,100	MGM Resorts International, 9.00%, 3/15/20 (j)	1,229,250
Insurance – 5.9%
	American International Group, Inc. (j),
4,565	5.60%, 10/18/16	4,947,273
1,350	6.25%, 5/1/36	1,462,535
1,100	6.40%, 12/15/20	1,246,592
		7,656,400
Multi-Media – 1.2%
1,500	McClatchy Co., 11.50%, 2/15/17 (j)	1,601,250
Oil & Gas – 5.3%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	3,287,681
357	Global Geophysical Services, Inc., 10.50%, 5/1/17 (j)	357,000
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16 (j)	3,187,500
		6,832,181

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	13

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

Real Estate Investment Trust – 1.8%
$2,000	SL Green Realty Corp., 7.75%, 3/15/20 (j)	$2,281,234
Retail – 2.1%
2,506	CVS Pass Through Trust, 5.88%, 1/10/28 (j)	2,670,375
Telecommunications – 1.5%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a) (d) (j)	1,980,000
Transportation – 0.9%
1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (j)	1,107,250
Utilities – 0.4%
500	Energy Future Holdings Corp., 10.00%, 1/15/20	545,000
Total Corporate Bonds & Notes (cost-$62,689,736)		69,862,787

U.S. GOVERNMENT AGENCY SECURITIES – 35.6%

	Fannie Mae
3,875	4.50%, 9/1/25-7/1/41, MBS (j)	4,131,561
28,920	5.50%, 6/1/38, MBS (j)	31,542,317
2,172	5.808%, 3/25/37, CMO, FRN, IO (b)	298,640
2,173	5.908%, 11/25/39, CMO, FRN, IO (b)	306,856
6,297	6.00%, 8/1/34-3/1/38, MBS (j)	7,002,032
2,096	6.138%, 3/25/37, CMO, FRN, IO (b)	341,156
2,001	6.198%, 4/25/37, CMO, FRN, IO (b)	288,962
2,170	6.958%, 2/25/37, CMO, FRN, IO (b)	334,085
179	7.00%, 12/25/23, CMO	217,818
114	7.50%, 6/1/32, MBS (j)	130,434
19	7.80%, 6/25/26, ABS, VRN	18,810
188	8.677%, 12/25/42, CMO, FRN	218,390
558	13.85%, 8/25/22, CMO, FRN (b)	731,430
	Freddie Mac
1,992	6.328%, 9/15/36, CMO, FRN, IO (b)	283,186
20	7.00%, 8/15/23, CMO	23,470
Total U.S. Government Agency Securities (cost-$45,302,005)		45,869,147

ASSET-BACKED SECURITIES – 6.0%

547	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a) (d)	539,206
298	Ameriquest Mortgage Securities, Inc., 5.867%, 2/25/33, FRN	21,989
469	Bayview Financial Asset Trust, 1.192%, 12/25/39, FRN (a) (d)	331,394
1,574	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30, VRN	861,353
100	Carrington Mortgage Loan Trust, 0.392%, 8/25/36, FRN	34,342
330	Centex Home Equity, 0.692%, 6/25/35, FRN	227,194
	Citigroup Mortgage Loan Trust, Inc.,
330	0.402%, 1/25/37, FRN	136,031
1,026	5.972%, 1/25/37	530,772
	Countrywide Asset-Backed Certificates, FRN,
270	0.392%, 1/25/37	186,608
61	0.792%, 9/25/34 (a) (d)	45,752
225	Denver Arena Trust, 6.94%, 11/15/19 (a) (d)	231,045
365	EMC Mortgage Loan Trust, 0.712%, 5/25/39, FRN (a) (d)	301,798
377	Fifth Third Home Equity Loan Trust, 0.492%, 9/20/23, FRN	366,168

PIMCO Global StocksPLUS® & Income Fund
14	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

	Lehman XS Trust,
$729	5.42%, 11/25/35	$674,772
695	5.72%, 5/25/37	440,289
275	Long Beach Mortgage Loan Trust, 1.367%, 5/25/32, FRN	205,224
525	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	526,841
257	Morgan Stanley ABS Capital I, 0.302%, 5/25/37, FRN	222,084
150	Quest Trust, 0.362%, 8/25/36, FRN (a) (d)	133,690
	Residential Asset Mortgage Products, Inc.,
103	0.922%, 3/25/33, FRN	70,036
151	5.572%, 6/25/32, VRN	120,080
165	Residential Funding Securities LLC, 0.692%, 6/25/33, FRN (a) (d)	153,420
257	Soundview Home Equity Loan Trust, 0.302%, 11/25/36, FRN (a) (d)	73,046
	Structured Asset Securities Corp., FRN,
847	0.392%, 5/25/36	541,749
949	0.542%, 6/25/35	640,170
243	Washington Mutual Asset-Backed Certificates, 0.302%, 10/25/36, FRN	153,883
Total Asset-Backed Securities (cost-$7,527,666)		7,768,936

SENIOR LOANS (a) (c) – 3.8%

Financial Services – 3.6%
5,000	Springleaf Financial Funding Co., 5.50%, 5/10/17	4,615,625
Utilities – 0.2%
478	Texas Competitive Electric Holdings Co. LLC, 4.741%, 10/10/17	267,100
Total Senior Loans (cost-$5,078,966)		4,882,725

MUNICIPAL BONDS – 1.1%

West Virginia – 1.1%
1,880	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,769,485)	1,385,710

U.S. TREASURY OBLIGATIONS (h) – 0.7%

845	U.S. Treasury Notes, 2.375%, 8/31/14 (cost-$884,385)	884,213

Shares

CONVERTIBLE PREFERRED STOCK – 0.3%

Electric Utilities – 0.3%
8,600	PPL Corp., 9.50%, 7/1/13 (cost-$430,000)	466,034

Principal Amount (000s)

SHORT-TERM INVESTMENTS – 18.0%

U.S. Treasury Obligations (h) (m) – 9.3%
$12,010	U.S. Treasury Bills, 0.025%-0.128%, 4/5/12-8/30/12 (cost-$12,007,060)	12,006,968

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	15

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

Corporate Notes – 2.0%
Financial Services – 2.0%
$193	Ally Financial, Inc., 7.25%, 8/15/12	$194,022
2,300	Ford Motor Credit Co. LLC, 7.50%, 8/1/12 (j)	2,335,075
Total Corporate Notes (cost-$2,469,786)		2,529,097

Repurchase Agreements – 6.7%
6,500	Citigroup Global Markets, Inc., dated 3/30/12, 0.15%, due 4/2/12, proceeds $6,500,081; collateralized by Federal Home Loan Bank, 0.20%, due 4/30/13, valued at $6,631,012 including accrued interest	6,500,000
2,198	State Street Bank & Trust Co., dated 3/30/12, 0.01%, due 4/2/12, proceeds $2,198,002; collateralized by Federal Home Loan Bank, 1.75%, due 8/22/12, valued at $2,243,105 including accrued interest	2,198,000
Total Repurchase Agreements (cost-$8,698,000)		8,698,000
Total Short-Term Investments (cost-$23,174,846)		23,234,065

Contracts

OPTIONS PURCHASED (i) – 0.1%

Put Options – 0.1%
	S&P 500 Index Futures (CME),
181	strike price $1,325, expires 4/20/12 (cost-$348,889)	133,488
Total Investments, before options written (cost-$224,116,236) – 187.4%		241,640,679

OPTIONS WRITTEN (i) – (0.7)%

Call Options – (0.7)%
	S&P 500 Index Futures (CME),
181	strike price $1,400, expires 4/20/12 (premiums received-$995,035)	(868,800)
Total Investments, net of options written (cost-$223,121,201) – 186.7%		240,771,879
Other liabilities in excess of other assets – (86.7)%		(111,820,111)
Net Assets – 100.0%		$128,951,768

PIMCO Global StocksPLUS® & Income Fund
16	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO High Income Fund Schedule of Investments

March 31, 2012

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 72.0%

Airlines – 1.5%
	American Airlines Pass Through Trust,
$4,789	10.18%, 1/2/13 (b) (e)	$3,591,545
898	10.375%, 7/2/19	976,751
12,362	United Air Lines Pass Through Trust, 10.40%, 5/1/18 (j)	14,093,233
		18,661,529
Automotive – 1.4%
	Ford Motor Co.,
5,000	7.125%, 11/15/25	5,475,000
5,900	7.50%, 8/1/26	6,637,500
5,000	9.215%, 9/15/21	6,125,000
		18,237,500
Banking – 15.2%
5,000	AgFirst Farm Credit Bank, 7.30%, 4/30/12 (a) (b) (d) (g) (k) (acquisition cost-$4,500,000; purchased 12/7/10)	4,906,800
12,500	AmSouth Bancorp, 6.75%, 11/1/25	11,711,100
£34,955	Barclays Bank PLC, 14.00%, 6/15/19 (g)	68,769,984
$5,000	BPCE S.A., 12.50%, 9/30/19 (a) (b) (d) (g) (k) (acquisition cost-$5,600,000; purchased 1/11/11)	5,306,350
5,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a) (d) (g) (j)	6,382,230
47,500	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a) (d) (g)	49,744,517
11,900	Regions Financial Corp., 7.375%, 12/10/37	11,929,750
£21,600	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (g)	34,549,221
		193,299,952
Consumer Products – 0.2%
$3,200	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a) (d)	3,168,000
Electric – 0.0%
475	GenOn REMA LLC, 9.237%, 7/2/17	465,903
Entertainment – 0.1%
550	Speedway Motorsports, Inc., 8.75%, 6/1/16	605,000
Financial Services – 26.6%
25,710	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	11,826,600
	Ally Financial, Inc.,
97	5.85%, 5/15/13	96,114
362	5.90%, 1/15/19-2/15/19	334,126
2,960	6.00%, 2/15/19-9/15/19	2,750,116
652	6.10%, 9/15/19	605,727
241	6.125%, 10/15/19	222,888
1,620	6.15%, 3/15/16	1,610,256
2,478	6.20%, 3/15/16-4/15/19	2,403,679
1,263	6.25%, 2/15/16-7/15/19	1,180,797
2,680	6.30%, 3/15/16	2,615,948
1,409	6.35%, 2/15/16-7/15/19	1,368,602
3,252	6.40%, 3/15/16-11/15/19	3,184,302
7,533	6.50%, 4/15/13-2/15/20	7,392,534
1,272	6.55%, 10/15/16-12/15/19	1,250,607
2,128	6.60%, 8/15/16-6/15/19	2,058,725
3,055	6.65%, 4/15/16-10/15/18	2,968,071
1,126	6.70%, 5/15/14-12/15/19	1,099,618

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	17

PIMCO High Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$8,361	6.75%, 4/15/13-6/15/19	$8,171,466
1,168	6.80%, 4/15/13-10/15/18	1,160,083
4,033	6.85%, 4/15/16-7/15/16	3,986,982
848	6.875%, 8/15/16-7/15/18	838,257
243	6.90%, 6/15/17-8/15/18	237,817
30	6.95%, 6/15/17	29,803
7,233	7.00%, 5/15/16-6/15/22	7,114,355
515	7.05%, 3/15/18-4/15/18	501,924
253	7.125%, 10/15/17	251,822
1,632	7.15%, 6/15/16-9/15/18	1,599,685
43	7.20%, 10/15/17	42,181
4,393	7.25%, 6/15/16-9/15/18	4,349,327
80	7.30%, 1/15/18	78,324
257	7.35%, 1/15/17-4/15/18	254,691
366	7.375%, 11/15/16 -4/15/18	363,961
4,618	7.50%, 5/15/16-12/15/17	4,572,829
1,324	7.55%, 5/15/16	1,323,976
276	8.00%, 10/15/17-11/15/17	274,956
20	8.125%, 11/15/17	19,824
25	8.25%, 3/15/17	25,050
35	8.65%, 8/15/15	35,009
121	9.00%, 7/15/20	121,284
160	BankAmerica Capital II, 8.00%, 12/15/26	162,400
5,100	BankAmerica Institutional Capital B, 7.70%, 12/31/26 (a) (d)	5,112,750
5,000	Capital One Capital III, 7.686%, 8/1/66, (converts to FRN on 8/15/36)	5,050,000
38,750	Capital One Capital V, 10.25%, 8/15/39	40,009,375
13,002	ILFC E-Capital Trust I, 5.03%, 12/21/65, FRN (a) (d)	8,713,420
28,430	ILFC E-Capital Trust II, 6.25%, 12/21/65, (converts to FRN on 12/21/15) (a) (d)	20,967,125
18,000	International Lease Finance Corp., 6.98%, 10/15/17, VRN (f)	16,460,217
	LBG Capital No.1 PLC,
€1,885	7.375%, 3/12/20	2,072,561
£900	7.588%, 5/12/20	1,230,816
£3,400	7.869%, 8/25/20	4,676,941
$2,000	8.50%, 12/17/21 (a) (d) (g)	1,640,000
	LBG Capital No.2 PLC,
€1,000	8.875%, 2/7/20	1,210,999
£284	9.00%, 12/15/19	408,832
£5,500	9.125%, 7/15/20	7,851,550
£1,425	9.334%, 2/7/20	2,126,577
£850	11.25%, 9/14/23	1,318,109
$6,300	National City Preferred Capital Trust I, 12.00%, 12/10/12 (g) (j)	6,724,689
43,895	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d)	44,333,950
7,800	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (g)	6,649,500
	SLM Corp.,
1,000	5.625%, 8/1/33	854,146
9,000	8.00%, 3/25/20	9,742,500
51,635	8.45%, 6/15/18 (j)	57,831,200
	Springleaf Finance Corp.,
10,000	5.40%, 12/1/15	8,325,000
9,100	6.90%, 12/15/17	7,143,500
		338,938,473

PIMCO Global StocksPLUS® & Income Fund
18	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO High Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

Healthcare & Hospitals – 1.0%
$11,552	HCA, Inc., 9.00%, 12/15/14	$12,649,440
Hotels/Gaming – 0.3%
4,500	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a) (b) (d) (e) (k) (n) (acquisition cost-$4,606,875; purchased 12/8/06)	1,597,500
2,100	MGM Resorts International, 11.125%, 11/15/17	2,386,125
		3,983,625
Insurance – 21.4%
	American International Group, Inc.,
£37,880	6.765%, 11/15/17 (a) (d)	66,331,004
€3,562	6.797%, 11/15/17 (a) (b) (d) (k) (acquisition cost-$1,373,167; purchased 1/29/09)	5,190,072
MXN30,000	7.98%, 6/15/17	2,316,574
€8,200	8.00%, 5/22/68, (converts to FRN on 5/22/18)	10,679,333
$87,250	8.175%, 5/15/68, (converts to FRN on 5/15/38) (j)	92,790,375
£4,650	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a) (d)	7,404,210
£24,400	8.625%, 5/22/68, (converts to FRN on 5/22/18)	38,852,198
€23,300	Cloverie PLC for Zurich Insurance Co., Ltd., 12.00%, 7/15/14 (f) (g)	31,438,829
$2,000	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d) (j)	2,344,766
3,500	Transatlantic Holdings, Inc., 8.00%, 11/30/39	3,902,594
10,000	Validus Holdings Ltd., 8.875%, 1/26/40 (j)	11,058,570
		272,308,525
Oil & Gas – 0.1%
1,000	Cie Generale de Geophysique-Veritas, 7.75%, 5/15/17	1,045,000
Telecommunications – 1.5%
	CenturyLink, Inc.,
1,122	7.20%, 12/1/25	1,131,751
2,200	7.60%, 9/15/39	2,081,935
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30 (j)	15,496,357
		18,710,043

Utilities – 2.7%
7,300	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d)	7,738,000
2,162	Ameren Energy Generating Co., 7.95%, 6/1/32	1,783,650
23,990	Dynegy Roseton LLC, 7.67%, 11/8/16 (e)	14,873,800
4,455	Energy Future Holdings Corp., 9.75%, 10/15/19	4,599,788
5,445	Energy Future Intermediate Holding Co. LLC, 9.75%, 10/15/19	5,621,962
		34,617,200
Total Corporate Bonds & Notes (cost-$758,400,944)		916,690,190

MUNICIPAL BONDS – 9.3%

California – 2.6%
4,130	La Quinta Financing Auth., Tax Allocation, 8.07%, 9/1/36, Ser. A	4,385,358
3,425	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40, Ser. Z	3,719,105
11,600	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	13,541,956
2,020	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.75%, 10/1/37, Ser. A-T	2,067,793
500	San Diego Redev. Agcy., Tax Allocation, 7.625%, 9/1/30, Ser. A	524,740
4,000	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	1,680,000
7,070	State Public Works Board Rev., 8.00%, 3/1/35, Ser. A-2	7,555,002
		33,473,954

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	19

PIMCO High Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

Louisiana – 0.5%
	New Orleans, Public Improvements, GO, Ser. A,
$1,800	8.30%, 12/1/29	$2,028,636
3,850	8.55%, 12/1/34	4,273,154
		6,301,790
Pennsylvania – 0.1%
3,700	Philadelphia Auth. for Industrial Dev. Rev., zero coupon, 4/15/26, Ser. B (AMBAC)	1,345,727
Texas – 6.1%
	North Texas Tollway Auth. Rev.,
18,600	8.41%, 2/1/30	21,211,254
49,495	8.91%, 2/1/30	55,967,956
		77,179,210
Total Municipal Bonds (cost-$107,399,212)		118,300,681

MORTGAGE-BACKED SECURITIES – 8.9%

2,145	American Home Mortgage Assets LLC, 6.25%, 6/25/37, CMO	981,451
10,612	Banc of America Alternative Loan Trust, 6.00%, 3/25/36, CMO	7,164,610
73	Banc of America Mortgage Securities, Inc., 2.999%, 2/25/36, CMO, FRN	54,227
	BCAP LLC Trust, CMO, VRN (a) (d),
4,700	5.564%, 3/26/37	361,900
3,285	10.003%, 6/26/36	377,770
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
14,247	2.731%, 8/25/35	9,131,645
966	3.964%, 5/25/47	654,483
	Chase Mortgage Finance Corp., CMO,
100	2.802%, 12/25/35, FRN	94,078
130	5.50%, 5/25/36	122,991
397	5.891%, 9/25/36, FRN	349,928
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
252	2.605%, 7/25/46	154,652
456	5.142%, 7/25/37	297,907
1,776	5.509%, 9/25/37	1,116,351
3,730	5.636%, 8/25/37	2,674,060
4,322	5.783%, 3/25/37	3,805,813
	Countrywide Alternative Loan Trust, CMO,
789	2.926%, 2/25/37, FRN	516,372
1,665	5.286%, 7/25/21, VRN	1,446,240
740	5.50%, 3/25/36	480,240
600	6.00%, 11/25/36	395,286
9,044	6.00%, 2/25/37	5,954,644
333	6.50%, 6/25/36	201,446
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,377	2.789%, 9/20/36, FRN	685,574
5,345	5.50%, 10/25/35	5,118,920
160	5.576%, 9/25/47, FRN	105,939
5,217	5.75%, 3/25/37	4,259,823
4,381	5.75%, 6/25/37	3,858,093
1,489	6.00%, 5/25/36	1,203,748
1,012	6.00%, 4/25/37	902,568
14,304	6.00%, 5/25/37	11,510,594

PIMCO Global StocksPLUS® & Income Fund
20	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO High Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

$2,984	Credit Suisse Mortgage Capital Certificates, 6.00%, 2/25/37, CMO	$2,325,742
210	First Horizon Asset Securities, Inc., 3.084%, 5/25/37, CMO, FRN	128,551
	GSR Mortgage Loan Trust, CMO,
1,252	5.50%, 5/25/36	999,437
1,403	6.00%, 7/25/37	1,176,056
	Harborview Mortgage Loan Trust, CMO,
137	5.242%, 8/19/36, FRN	97,288
1,324	5.75%, 8/19/36, VRN	780,147
12,994	JPMorgan Alternative Loan Trust, 5.799%, 3/25/37, CMO, FRN	7,704,586
	JPMorgan Mortgage Trust, CMO,
809	5.654%, 1/25/37, FRN	663,487
1,195	5.75%, 1/25/36	1,121,996
535	Merrill Lynch Alternative Note Asset, 4.710%, 6/25/37, CMO, FRN	298,659
353	Merrill Lynch Mortgage-Backed Securities Trust, 5.242%, 4/25/37, CMO, FRN	252,199
	Residential Asset Securitization Trust, CMO,
1,936	6.00%, 9/25/36	1,071,479
1,449	6.25%, 10/25/36	961,513
601	6.50%, 8/25/36	351,159
5,596	Residential Funding Mortgage Securities I, 6.25%, 8/25/36, CMO	4,655,241
	Sequoia Mortgage Trust, CMO, FRN,
165	2.501%, 1/20/47	121,537
1,995	5.287%, 7/20/37	1,569,871
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
2,918	5.503%, 4/25/37	2,228,938
2,250	5.807%, 2/25/37	1,581,740
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
284	2.196%, 1/25/37	195,106
2,230	2.283%, 11/25/36	1,579,274
179	2.371%, 12/25/36	125,268
1,766	2.520%, 9/25/36	1,247,375
526	2.597%, 2/25/37	340,534
1,160	2.634%, 2/25/37	831,712
245	2.636%, 3/25/37	195,748
249	4.480%, 4/25/37	176,449
453	5.077%, 5/25/37	339,447
606	5.276%, 2/25/37	446,164
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO,
12,518	6.00%, 6/25/37	8,778,041
7,291	6.50%, 3/25/36	4,006,522
	Wells Fargo Mortgage-Backed Securities Trust, CMO, FRN,
2,612	2.618%, 7/25/36	1,890,625
410	2.721%, 7/25/36	308,891
262	2.746%, 9/25/36	193,700
Total Mortgage-Backed Securities (cost-$114,394,834)		112,725,835

Shares

PREFERRED STOCK – 6.3%

Banking – 4.1%
758,600	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (g) (k) (l) (acquisition cost-$42,106,600; purchased 8/23/10-2/1/11)	41,130,382
10,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (g)	11,865,625
		52,996,007

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	21

PIMCO High Income Fund Schedule of Investments

March 31, 2012 (continued)

Shares		Value

Financial Services – 1.2%
	Ally Financial, Inc. (g),
3,000	7.00%, 5/3/12 (a) (b) (d) (k) (acquisition cost-$2,197,500; purchased 3/9/10)	$2,499,469
150,000	8.50%, 5/15/16, Ser. A (l)	3,255,000
150,000	Bank of America Corp., 8.20%, 5/1/13, Ser. H (g)	3,853,500
200,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (l)	4,622,000
7	Union Planters Preferred Funding Corp., 7.75%, 7/15/23 (a) (b) (d) (g) (k) (acquisition cost-$630,000; purchased 3/3/11)	563,937
		14,793,906
Real Estate Investment Trust – 1.0%
10,570	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a) (d) (g)	12,389,108
Total Preferred Stock (cost-$79,463,150)		80,179,021

Principal Amount (000s)

ASSET-BACKED SECURITIES – 1.6%

	Countrywide Asset-Backed Certificates,
$3,000	5.595%, 8/25/35	2,055,234
13,700	5.884%, 7/25/36	6,360,259
691	GSAA Trust, 0.542%, 3/25/37, FRN	345,216
19,137	Indymac Residential Asset-Backed Trust, 0.402%, 7/25/37, FRN	10,259,013
2,678	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	1,777,956
489	Washington Mutual Asset-Backed Certificates, 0.392%, 5/25/36, FRN	240,425
Total Asset-Backed Securities (cost-$24,173,317)		21,038,103

SENIOR LOANS (a) (c) – 1.2%

Utilities – 1.2%
27,758	Texas Competitive Electric Holdings Co. LLC, 4.741%, 10/10/17 (cost-$22,482,427)	15,501,332

SHORT-TERM INVESTMENTS – 0.7%

Corporate Notes – 0.4%
Financial Services – 0.4%
	Ally Financial, Inc.,
170	6.25%, 3/15/13	169,056
25	6.30%, 3/15/13	24,873
112	6.40%, 3/15/13	111,529
209	6.45%, 2/15/13	208,271
239	6.50%, 2/15/13	238,264
593	7.00%, 1/15/13	592,504
3,012	7.10%, 1/15/13	3,013,340
210	7.50%, 10/15/12	210,449
Total Corporate Notes (cost-$4,544,558)		4,568,286

PIMCO Global StocksPLUS® & Income Fund
22	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO High Income Fund Schedule of Investments

March 31, 2012 (continued)

Principal Amount (000s)		Value

U.S. Treasury Obligations (h) (m) – 0.3%
	U.S. Treasury Bills,
$4,530	0.053%-0.078%, 4/5/12-4/26/12 (cost-$4,529,866)	$4,529,866
Repurchase Agreements – 0.0%
148	State Street Bank & Trust Co., dated 3/30/12, 0.01%, due 4/2/12, proceeds $148,000; collateralized by U.S. Treasury Notes, 1.50%, due 7/31/16, valued at $154,443 including accrued interest (cost-$148,000)	148,000
Total Short-Term Investments (cost-$9,222,424)		9,246,152
Total Investments (cost-$1,115,536,308) – 100.0%		$1,273,681,314

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	23

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Schedules of Investments

March 31, 2012 (continued)

(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $42,807,409 and $325,531,192, representing 33.2% of net assets and 25.6% of total investments in Global StocksPLUS® and in High Income, respectively.

(b)		Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2012.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)		In default.
(f)

Fair-Valued–Securities with an aggregate value of $36,373 and $47,899,046, representing less than 0.05% of net assets and 3.8% of total investments in Global StocksPLUS® and in High Income, respectively. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)		Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(h)		All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)		Non-income producing.
(j)		All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)		Restricted. The aggregate acquisition cost of such securities is $61,014,142 for High Income. The aggregate market value is $61,194,510, representing 4.8% of total investments in High Income.
(l)		Dividend rate is fixed until the first call date and variable thereafter.
(m)		Rates reflect the effective yields at purchase date.
(n)

Security is subject to a forbearance agreement entered into by High Income which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

Glossary:
ABS	-	Asset-Backed Securities
AMBAC	-	insured by American Municipal Bond Assurance Corp.
	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2012.
GO	-	General Obligation Bond
IO	-	Interest Only
	¥-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
MXN	-	Mexican Peso
NPFGC	-	insured by National Public Finance Guarantee Corp.
PO	-	Principal Only
VRN	-

Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2012.

PIMCO Global StocksPLUS® & Income Fund
24	PIMCO High Income Fund Annual Report | 3.31.12 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund Statements of Assets and Liabilities March 31, 2012

	Global StocksPLUS®	High Income
Assets:
Investments, at value (cost-$224,116,236 and $1,115,536,308, respectively)	$241,640,679	$1,273,681,314
Cash	315	312,659
Foreign currency, at value (cost-$6,190, for High Income)	–	5,985
Unrealized appreciation of OTC swaps	6,076,091	–
Receivable for investments sold	4,184,281	45,082,593
Interest and dividends receivable	2,249,343	31,160,786
Deposits with brokers for swaps collateral	1,795,000	17,629,000
Receivable for variation margin on centrally cleared swaps	334,401	1,703,652
Deposits with brokers for futures contracts collateral	322,000	–
Receivable for variation margin on futures contracts	235,250	–
Receivable from broker	212,804	575,710
Swap premiums paid	155,594	–
Unrealized appreciation of forward foreign currency contracts	93,023	233,898
Receivable for principal paydown	1,046	–
Prepaid expenses	21,157	111,956
Total Assets	257,320,984	1,370,497,553

Liabilities:
Payable for reverse repurchase agreements	111,876,484	72,861,000
Payable to brokers for cash collateral received	5,420,000	105,000
Swap premiums received	3,642,675	–
Payable for investments purchased	2,301,587	23,038,249
Dividends payable to common and preferred shareholders	1,880,264	14,873,328
Unrealized depreciation of OTC swaps	1,711,911	–
Options written, at value (premiums received-$995,035 for Global StocksPLUS®)	868,800	–
Investment management fees payable	202,469	740,177
Unrealized depreciation of forward foreign currency contracts	147,249	4,932,442
Interest payable for reverse repurchase agreements	85,351	52,162
Payable to custodian for foreign currency overdraft, at value	73,823	–
Payable to broker	2,006	–
Payable for terminated swaps	1,880	–
Payable for variation margin on centrally cleared swaps	–	992,566
Accrued expenses and other liabilities	154,717	406,200
Total Liabilities	128,369,216	118,001,124
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 11,680 shares issued and outstanding for High Income)	–	292,000,000
Net Assets Applicable to Common Shareholders	$128,951,768	$960,496,429

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$103	$1,220
Paid-in-capital in excess of par	230,325,322	1,698,559,428
Dividends in excess of net investment income	(672,905)	(17,237,504)
Accumulated net realized loss	(125,568,135)	(876,075,845)
Net unrealized appreciation of investments, futures contracts, options written, swaps and foreign currency transactions	24,867,383	155,249,130
Net Assets Applicable to Common Shareholders	$128,951,768	$960,496,429
Common Shares Issued and Outstanding	10,255,051	122,006,961
Net Asset Value Per Common Share	$12.57	$7.87

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.12 | PIMCO High Income Fund Annual Report	25

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund Statements of Operations Year ended March 31, 2012

	Global StocksPLUS®	High Income

Investment Income:
Interest	$19,851,495	$116,255,179
Dividends	40,850	10,618,561
Facility and other fee income	22,619	1,216,862
Total Investment Income	19,914,964	128,090,602

Expenses:
Investment management fees	2,387,088	8,983,609
Interest expense	759,626	933,965
Custodian and accounting agent fees	96,457	364,358
Audit and tax services	82,723	137,674
Shareholder communications	80,146	321,972
Transfer agent fees	44,630	50,793
New York Stock Exchange listing fees	20,937	95,664
Trustees’ fees and expenses	13,980	132,446
Legal fees	10,315	90,375
Insurance expense	5,886	37,939
Auction agent fees and commissions	–	342,678
Miscellaneous	2,791	24,687
Total Expenses	3,504,579	11,516,160

Net Investment Income	16,410,385	116,574,442

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(716,082)	14,090,601
Futures contracts	1,918,816	3,418,679
Options written	(1,379,671)	–
Swaps	3,960,201	(127,249,419)
Foreign currency transactions	241,140	9,918,135
Net change in unrealized appreciation/depreciation of:
Investments	(10,848,241)	(78,283,449)
Futures contracts	377,474	54,550
Options written	1,018,060	–
Securities sold short	(9,138)	–
Swaps	(12,913,627)	55,473,933
Foreign currency transactions	151,227	(7,811,529)
Net realized and change in unrealized loss on investments, futures contracts, options written, securities sold short, swaps, and foreign currency transactions	(18,199,841)	(130,388,499)
Net Decrease in Net Assets Resulting from Investment Operations	(1,789,456)	(13,814,057)
Dividends on Preferred Shares from Net Investment Income	–	(286,376)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(1,789,456)	$(14,100,433)

PIMCO Global StocksPLUS® & Income Fund
26	PIMCO High Income Fund Annual Report | 3.31.12 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund Statements of Changes in Net Assets

	Year ended March 31,
	2012	2011
Investment Operations:
Net investment income	$16,410,385	$17,622,218
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	4,024,404	3,498,868
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, securities sold short and foreign currency transactions	(22,224,245)	24,104,090
Net increase (decrease) in net assets resulting from investment operations	(1,789,456)	45,225,176

Dividends to Shareholders from Net Investment Income	(22,450,402)	(22,184,608)

Common Share Transactions:
Reinvestment of dividends	2,310,225	2,470,443
Total increase (decrease) in net assets	(21,929,633)	25,511,011

Net Assets:
Beginning of year	150,881,401	125,370,390
End of year (including dividends in excess of net investment income of $(672,905) and $(178,997), respectively)	$128,951,768	$150,881,401

Common Shares Issued in Reinvestment of Dividends	113,364	126,552

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.12 | PIMCO High Income Fund Annual Report	27

PIMCO High Income Fund Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended March 31,
	2012	2011
Investment Operations:
Net investment income	$116,574,442	$136,322,268
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(99,822,004)	141,570,851
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(30,566,495)	(21,674,109)
Net increase (decrease) in net assets resulting from investment operations	(13,814,057)	256,219,010

Dividends on Preferred Shares from Net Investment Income	(286,376)	(820,941)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(14,100,433)	255,398,069

Dividends and Distributions to Common Shareholders from:
Net investment income	(169,036,361)	(176,007,142)
Return of capital	(8,629,563)	–
Total dividends and distributions to common shareholders	(177,665,924)	(176,007,142)

Common Share Transactions:
Reinvestment of dividends	14,076,761	12,559,574
Total increase (decrease) in net assets applicable to common shareholders	(177,689,596)	91,950,501

Net Assets Applicable to Common Shareholders:
Beginning of year	1,138,186,025	1,046,235,524
End of year (including dividends in excess of net investment income of $(17,237,504) and $(28,667,955), respectively)	$960,496,429	$1,138,186,025

Common Shares Issued in Reinvestment of Dividends	1,148,069	1,034,769

PIMCO Global StocksPLUS® & Income Fund
28	PIMCO High Income Fund Annual Report | 3.31.12 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Statements of Cash Flows

Year ended March 31, 2012

	Global StocksPLUS®	High Income
Decrease in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net decrease in net assets resulting from investment operations	$(1,789,456)	$(13,814,057)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(194,794,573)	(320,619,493)
Proceeds from sales of long-term investments	209,712,641	501,180,090
Sales of short-term portfolio investments, net	5,015,454	37,961,287
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	22,224,245	30,566,495
Net realized (gain) loss on investments, futures contracts, options written, swaps and foreign currency transactions	(4,024,404)	99,822,004
Net amortization/accretion on investments	(1,930,906)	(6,422,647)
Payments for options written	(2,528,811)	–
Payments for securities sold short	(1,873,044)	–
Increase in receivable for investments sold	(2,290,597)	(45,082,593)
Decrease in interest and dividends receivable	350,318	230,934
Decrease in tax reclaims receivable	–	13,629
Increase in receivable for principal paydown	(1,046)	–
Proceeds from futures contracts transactions	1,893,470	3,561,529
Increase in deposits with brokers for futures contracts collateral	(322,000)	–
Increase in receivable from broker	(26,133)	(99,030)
Increase in deposits with brokers for swaps collateral	(1,795,000)	(17,629,000)
Increase in prepaid expenses	(1,282)	(1,263)
Increase in payable for investments purchased	448,382	23,038,249
Decrease in payable to brokers for cash collateral received	(10,050,000)	(93,945,000)
Net cash provided by (used for) swap transactions	4,301,238	(14,870,522)
Net cash provided by foreign currency transactions	189,871	9,878,396
Decrease in investment management fees payable	(18,295)	(110,198)
Increase in interest payable for reverse repurchase agreements	55,119	23,598
Decrease in interest payable	(22,430)	(3,273)
Increase in accrued expenses and other liabilities	18,582	132,143
Net cash provided by operating activities*	22,741,343	193,811,278

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(885,924)	(30,206,605)
Cash dividends paid (excluding reinvestment of dividends of $2,310,225 and $14,076,761, respectively)	(20,119,391)	(163,737,084)
Decrease in payable to custodian for cash overdraft	(1,897,392)	–
Net cash used for financing activities	(22,902,707)	(193,943,689)
Net decrease in cash and foreign currency	(161,364)	(132,411)
Cash and foreign currency, at beginning of year	161,679	451,055
Cash and foreign currency, at end of year	$315	$318,644

*

Included in operating expenses is cash paid by Global StocksPLUS® and High Income for interest primarily related to participation in reverse repurchase agreement transactions of $726,937 and $913,640, respectively.

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.12 | PIMCO High Income Fund Annual Report	29

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

1. Organization and Significant Accounting Policies

PIMCO Global StocksPLUS® & Income Fund (“Global StocksPLUS®”) and PIMCO High Income Fund (‘‘High Income’’), each a “Fund” and collectively the “Funds”, were organized as Massachusetts business trusts on February 16, 2005 and February 18, 2003, respectively. Prior to commencing operations on May 31, 2005 and April 30, 2003, respectively, the Funds had no operations other than matters relating to their organization as non-diversified (for Global StocksPLUS®) and diversified (for High Income), closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”), formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Global StocksPLUS®’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Global StocksPLUS® normally attempts to achieve its investment objective through holdings of stocks and/or through the use of index and other derivative instruments that have economic characteristics similar to U.S. and non-U.S. stocks. The Fund’s investments in index and other derivative instruments are backed by an actively-managed debt portfolio that will have a low-to-intermediate average portfolio duration, ranging from one year to a duration that is two years above the duration of the Barclays Capital U.S. Aggregate Index, although it may be longer or shorter at any time or from time to time based on the Pacific Investment Management Company LLC (the “Sub-Adviser”) forecast for interest rates and other factors. The Fund may invest without limit in securities that are rated below investment grade and may invest without limit in securities of any rating. The Fund currently gains substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia and Far East Index (the “MSCI EAFE Index”). The Fund also employs a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index.

High Income’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund normally attempts to achieve these objectives by investing at least 50% of its net assets in debt securities that are, at the time of purchase, rated below investment grade, and which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

PIMCO Global StocksPLUS® & Income Fund
30	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

1. Organization and Significant Accounting Policies (continued)

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities,” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds are currently evaluating the effect that the guidance may have on their financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange-traded futures and options on futures are valued at the price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized option adjusted spread pricing techniques.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	31

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

1. Organization and Significant Accounting Policies (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates

PIMCO Global StocksPLUS® & Income Fund
32	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

1. Organization and Significant Accounting Policies (continued)

and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps — OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at March 31, 2012 in valuing Global StocksPLUS®’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(a), 5(c), 5(d), 5(e) and 5(f) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/12
Investments in Securities – Assets
Mortgage-Backed Securities	–	$83,878,311	$3,275,263	$87,153,574
Corporate Bonds & Notes:
Airlines	–	1,050,000	3,754,974	4,804,974
All Other	–	65,057,813	–	65,057,813
U.S. Government Agency Securities	–	45,869,147	–	45,869,147
Asset-Backed Securities	–	7,229,730	539,206	7,768,936
Senior Loans	–	4,882,725	–	4,882,725
Municipal Bonds	–	1,385,710	–	1,385,710
U.S. Treasury Obligations	–	884,213	–	884,213
Convertible Preferred Stock	$466,034	–	–	466,034

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	33

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/12
Short-Term Investments	–	$23,234,065	–	$23,234,065
Options Purchased:
Market Price	$133,488	–	–	133,488
Total Investments in Securities – Assets	$599,522	$233,471,714	$7,569,443	$241,640,679
Investments in Securities – Liabilities
Options Written, at value:
Market Price	$(868,800)	–	–	$(868,800)
Other Financial Instruments* – Assets
Credit Contracts	–	$1,869,870	$1,071,165	$2,941,035
Foreign Exchange Contracts	–	93,023	–	93,023
Interest Rate Contracts	–	8,547,294	–	8,547,294
Market Price	$1,636,306	3,135,056	–	4,771,362
Total Other Financial Instruments* – Assets	$1,636,306	$13,645,243	$1,071,165	$16,352,714
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(1,270,080)	$(441,831)	$(1,711,911)
Foreign Exchange Contracts	–	(147,249)	–	(147,249)
Interest Rate Contracts	–	(7,253,133)	–	(7,253,133)
Total Other Financial Instruments* – Liabilities	–	$(8,670,462)	$(441,831)	$(9,112,293)
Total Investments	$1,367,028	$238,446,495	$8,198,777	$248,012,300

There were no significant transfers between Levels 1 and 2 during the year ended March 31, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Global StocksPLUS® for the year ended March 31, 2012, was as follows:

	Beginning Balance 3/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/12
Investments in Securities – Assets
Mortgage-Backed Securities	$1,289,298	$1,036,356	$(185,301)	$(6,356)	$(5,644)	$(7,589)	$2,222,263	$(1,067,764)	$3,275,263
Corporate Bonds & Notes:
Airlines	4,249,287	–	(577,432)	40,928	28,780	13,411	–	–	3,754,974
Asset-Backed Securities	870,670	–	(332,048)	(82)	(463)	1,129	–	–	539,206
Total Investments	$6,409,255	$1,036,356	$(1,094,781)	$34,490	$22,673	$6,951	$2,222,263	$(1,067,764)	$7,569,443
Other Financial Instruments* – Assets
Credit Contracts	$148,209	–	–	–	–	$79,240	$843,716	–	$1,071,165
Other Financial Instruments* – Liabilities
Credit Contracts	–	–	–	–	–	–	$(441,831)	–	$(441,831)
Total Investments	$6,557,464	$1,036,356	$(1,094,781)	$34,490	$22,673	$86,191	$2,624,148	$(1,067,764)	$8,198,777

PIMCO Global StocksPLUS® & Income Fund
34	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at March 31, 2012 in valuing High Income’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(d) and 5(f) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	–	$18,661,529	$18,661,529
Electric	–	–	465,903	465,903
Financial Services	–	$322,478,256	16,460,217	338,938,473
Insurance	–	240,869,696	31,438,829	272,308,525
Utilities	–	19,743,400	14,873,800	34,617,200
All Other	–	251,698,560	–	251,698,560
Municipal Bonds	–	118,300,681	–	118,300,681
Mortgage-Backed Securities	–	111,986,165	739,670	112,725,835
Preferred Stock:
Financial Services	$11,730,500	2,499,469	563,937	14,793,906
All Other	–	65,385,115	–	65,385,115
Asset-Backed Securities	–	21,038,103	–	21,038,103
Senior Loans	–	15,501,332	–	15,501,332
Short-Term Investments	–	9,246,152	–	9,246,152
Total Investments in Securities – Assets	$11,730,500	$1,178,746,929	$83,203,885	$1,273,681,314
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	$233,898	–	$233,898
Interest Rate Contracts	–	5,260,885	–	5,260,885
Total Other Financial Instruments* – Assets	–	$5,494,783	–	$5,494,783
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(4,932,442)	–	$(4,932,442)
Interest Rate Contracts	–	(3,618,409)	–	(3,618,409)
Total Other Financial Instruments* – Liabilities	–	$(8,550,851)	–	$(8,550,851)
Total Investments	$11,730,500	$1,175,690,861	$83,203,885	$1,270,625,246

There were no significant transfers between Levels 1 and 2 during the year ended March 31, 2012.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	35

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for High Income for the year ended March 31, 2012, was as follows:

	Beginning Balance 3/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$5,927,697	$15,972,453	$(2,355,719)	$(64,701)	$(216,021)	$(602,180)	–	–	$18,661,529
Electric	590,230	–	(68,580)	(2,479)	(2,623)	(50,645)	–	–	465,903
Financial Services	17,273,655	–	–	586,855	(16,356)	256,063	–	$(1,640,000)	16,460,217
Insurance	–	30,685,538	–	–	–	753,291	–	–	31,438,829
Utilities	22,670,550	–	–	207,499	–	(8,004,249)	–	–	14,873,800
Mortgage-Backed Securities	–	888,271	(521,537)	244,963	446,520	(318,547)	–	–	739,670
Preferred Stock:
Financial Services	–	–	–	–	–	–	$563,937	–	563,937
Total Investments	$46,462,132	$47,546,262	$(2,945,836)	$972,137	$211,520	$(7,966,267)	$563,937	$(1,640,000)	$83,203,885

*

Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.
***	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments which Global StocksPLUS® held at March 31, 2012 was $(168,857) and $601,708, respectively. The net change in unrealized appreciation/depreciation of Level 3 investments which High Income held at March 31, 2012 was $(7,794,481). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The

PIMCO Global StocksPLUS® & Income Fund
36	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

1. Organization and Significant Accounting Policies (continued)

Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at March 31, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	37

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

1. Organization and Significant Accounting Policies (continued)

obtains on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by transferring liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(o) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

PIMCO Global StocksPLUS® & Income Fund
38	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Funds hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	39

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

2. Principal Risks (continued)

competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. Global StocksPLUS®’s security transactions associated with Lehman Brothers Special Financing Inc. (“LBSF”) and Lehman Brothers International (Europe) (“LBI”) and High Income’s security transactions associated with Lehman Commercial Paper, Inc. (“LCPI”) and LBSF as counterparties were written down to their estimated recoverable values. Anticipated losses for securities transactions associated with LBSF, LBI and LCPI have been incorporated as net realized gain (loss) on the Funds’ Statements of Operations. The remaining balances, if any, due from LBSF, LBI and LCPI and due to Lehman Brothers, Inc. are included in receivable from/payable to broker on the Funds’ Statements of Assets and Liabilities. The estimated recoverable value of the receivables is determined by independent broker quotes. In April 2012, Global StocksPLUS® received $87,915 from LBSF.

PIMCO Global StocksPLUS® & Income Fund
40	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option includes the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	41

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

3. Financial Derivative Instruments (continued)

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate issues or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding

PIMCO Global StocksPLUS® & Income Fund
42	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

3. Financial Derivative Instruments (continued)

principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(c)), serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2012 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	43

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

3. Financial Derivative Instruments (continued)

Total Return Swap Agreements — Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at March 31, 2012:

Global StocksPLUS®:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$133,488	–	–	–	$133,488
Unrealized appreciation of OTC swaps	3,135,056	–	$2,941,035	–	6,076,091
Receivable for variation margin on centrally cleared swaps**	–	$334,401	–	–	334,401
Receivable for variation margin on futures contracts*	235,250	–	–	–	235,250
Unrealized appreciation of forward foreign currency contracts	–	–	–	$93,023	93,023
Total asset derivatives	$3,503,794	$334,401	$2,941,035	$93,023	$6,872,253

Liability derivatives:
Unrealized depreciation of OTC swaps	–	–	$(1,711,911)	–	$(1,711,911)
Options written, at value	$(868,800)	–	–	–	(868,800)
Unrealized depreciation of forward foreign currency contracts	–	–	–	$(147,249)	(147,249)
Total liability derivatives	$(868,800)	–	$(1,711,911)	$(147,249)	$(2,727,960)

PIMCO Global StocksPLUS® & Income Fund
44	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

3. Financial Derivative Instruments (continued)

High Income:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on centrally cleared swaps**	$1,703,652	–	$1,703,652
Unrealized appreciation of forward foreign currency contracts	–	$233,898	233,898
Total asset derivatives	$1,703,652	$233,898	$1,937,550

Liability derivatives:
Payable for variation margin on centrally cleared swaps**	$(992,566)	–	$(992,566)
Unrealized depreciation of forward foreign currency contracts	–	$(4,932,442)	(4,932,442)
Total liability derivatives	$(992,566)	$(4,932,442)	$(5,925,008)

*	Included in the net unrealized appreciation of $1,636,306 on futures contracts, for Global StocksPLUS® as reported in section 5(a) of the Notes to Financial Statements.
**

Included in the net unrealized appreciation of $1,294,161 and $1,642,476 on centrally cleared interest rate swaps for Global StocksPLUS® and High Income, respectively, as reported in section 5(d) of the Notes to Financial Statements.

The effect of derivatives on the Statements of Operations for the year ended March 31, 2012:

Global StocksPLUS®:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(1,406,701)	–	–	–	$(1,406,701)
Futures contracts	1,918,816	–	–	–	1,918,816
Options written	(1,379,671)	–	–	–	(1,379,671)
Swaps	(5,344,361)	$8,784,563	$519,999	–	3,960,201
Foreign currency transactions (forward foreign currency contracts)	–	–	–	$(105,032)	(105,032)
Total net realized gain (loss)	$(6,211,917)	$8,784,563	$519,999	$(105,032)	$2,987,613

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$52,174	–	–	–	$52,174
Futures contracts	377,474	–	–	–	377,474
Options written	1,018,060	–	–	–	1,018,060
Swaps	337,561	$(13,492,250)	$241,062	–	(12,913,627)
Foreign currency transactions (forward foreign currency contracts)	–	–	–	$202,496	202,496
Total net change in unrealized appreciation/depreciation	$1,785,269	$(13,492,250)	$241,062	$202,496	$(11,263,423)

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	45

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

3. Financial Derivative Instruments (continued)

High Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$3,418,679	–	–	$3,418,679
Swaps	(105,900,793)	$(21,348,626)	–	(127,249,419)
Foreign currency transactions (forward foreign currency contracts)	–	–	$7,850,354	7,850,354
Total net realized gain (loss)	$(102,482,114)	$(21,348,626)	$7,850,354	$(115,980,386)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$54,550	–	–	$54,550
Swaps	56,602,105	$(1,128,172)	–	55,473,933
Foreign currency transactions (forward foreign currency contracts)	–	–	$(7,771,791)	(7,771,791)
Total net change in unrealized appreciation/depreciation	$56,656,655	$(1,128,172)	$(7,771,791)	$47,756,692

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended March 31, 2012:

	Options	Options	Futures Contracts (1)	Forward Foreign Currency Contracts (2)
	Purchased (1)	Written (1)	Long	Purchased	Sold
Global StocksPLUS®	194	194	396	$9,982,906	$15,705,467
High Income	–	–	711	16,579,705	263,285,817

	Credit Default Swap Agreements (3)		Interest Rate Swap	Total Return Swap
	Buy	Sell	Agreements (3)	Agreements (3)
Global StocksPLUS®	$5,445	$16,217	$358,200	$69,657
High Income	–	65,800	2,561,200	–

(1)  Number of contracts

(2)  U.S. $ value on origination date

(3)  Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of Global StocksPLUS®’s average daily total managed assets and 0.70% of High Income’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding. For Global StocksPLUS®, total managed assets refer to the total assets of Global StocksPLUS® (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

PIMCO Global StocksPLUS® & Income Fund
46	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

5. Investments in Securities

For the year ended March 31, 2012, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Global StocksPLUS®	$112,618,637	$118,372,462	$82,175,936	$97,869,720
High Income	–	–	320,619,493	509,782,676

(a) Futures contracts outstanding at March 31, 2012:

Global StocksPLUS®:
Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	E-mini S&P 500 Index	286	$20,066	6/15/12	$444,510
	S&P 500 Index	131	45,955	6/14/12	1,191,796
					$1,636,306

At March 31, 2012, Global StocksPLUS® pledged cash collateral of $322,000 for futures contracts.

(b) Transactions in options written for the year ended March 31, 2012:

Global StocksPLUS®:
	Contracts	Premiums
Options outstanding, March 31, 2011	220	$2,144,175
Options written	2,418	17,180,481
Options terminated in closing transactions	(2,237)	(17,340,164)
Options expired	(220)	(989,457)
Options outstanding, March 31, 2012	181	$995,035

(c) OTC credit default swap agreements outstanding at March 31, 2012:

Buy protection swap agreements:

Global StocksPLUS®:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Made	Market Value (2)	Upfront Premiums Paid	Unrealized Appreciation
Citigroup:
CIFC 2006-1A B1L	$1,000	†	10/20/20	(2.15)%	$227,449	–	$227,449
Goldman Sachs:
CIFC 2006-1A B2L	478	†	10/20/20	(4.50)%	210,536	–	210,536
TELOS 2006-1A	1,500	†	10/11/21	(5.00)%	633,180	–	633,180
JPMorgan Chase:
Indymac Home Equity Loan 2000-B MV1	1,157	†	6/25/30	(0.45)%	271,228	–	271,228
Morgan Stanley:
Aegis Asset Backed Securities Trust 2004-2 B1	1,272	†	6/25/34	(1.15)%	796,602	–	796,602
					$2,138,995	–	$2,138,995

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	47

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

5. Investments in Securities (continued)

Sell protection swap agreements:

Global StocksPLUS®:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American International Group	$200	2.22%	12/20/20	1.00%	$(17,099)	$(41,055)	$23,956
Long Beach Mortgage Loan Trust 2003-3 M3	564	†	7/25/33	6.25%	(441,831)	–	(441,831)
SLM	500	2.64%	12/20/13	5.00%	20,733	(70,000)	90,733
Citigroup:
General Electric	2,100	0.78%	12/20/13	4.65%	143,525	–	143,525
SLM	1,800	2.64%	12/20/13	5.00%	74,638	155,594	(80,956)
SLM	900	2.64%	12/20/13	5.00%	37,319	(141,750)	179,069
Deutsche Bank:
American International Group	2,000	0.76%	3/20/13	2.10%	27,690	–	27,690
General Electric	1,300	0.78%	12/20/13	4.70%	89,992	–	89,992
SLM	700	2.64%	12/20/13	5.00%	29,026	(98,000)	127,026
Morgan Stanley:
Indymac Home Equity Loan 2000-B MV1	1,157	†	6/25/30	1.82%	(251,762)	–	(251,762)
Morgan Stanley Dean Witter 2002-HE2	156	†	8/25/32	3.22%	(146,067)	(2,931)	(143,136)
Royal Bank of Scotland:
ABX Home Equity Index 07-1	3,029	†	8/25/37	0.09%	(1,517,911)	(1,499,139)	(18,772)
ABX Home Equity Index 06-1	3,040	†	7/25/45	0.32%	(1,669,751)	(1,789,800)	120,049
UBS:
Aegis Asset Backed Securities Trust 2004-2 B1	1,272	†	6/25/34	1.50%	(775,454)	–	(775,454)
					$(4,396,952)	$(3,487,081)	$(909,871)

†	Credit spread not quoted for asset-backed securities.
(1)

This represents the maximum potential amount the Funds could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

PIMCO Global StocksPLUS® & Income Fund
48	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

5. Investments in Securities (continued)

(d) Centrally cleared interest rate swap agreements outstanding at March 31, 2012:

Global StocksPLUS®:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Appreciation (Depreciation)
Morgan Stanley (CME)	$200,000	12/21/41	3-Month USD-LIBOR	2.85%	$(6,953,963)	$(7,253,133)
Morgan Stanley (CME)	220,000	6/20/42	2.75%	3-Month USD-LIBOR	14,992,294	8,547,294
					$8,038,331	$1,294,161

High Income:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Appreciation (Depreciation)
Barclays Bank (CME)	$200,000	6/16/20	3-Month USD-LIBOR	4.00%	$32,977,171	$(1,534,649)
Credit Suisse
First Boston (CME)	500,000	12/16/16	3-Month USD-LIBOR	4.00%	70,081,393	2,107,093
Credit Suisse
First Boston (CME)	500,000	6/20/17	1.50%	3-Month USD-LIBOR	(3,083,760)	(2,083,760)
Credit Suisse
First Boston (CME)	200,000	6/20/22	2.25%	3-Month USD-LIBOR	2,153,792	3,153,792
					$102,128,596	$1,642,476

CME—Chicago Mercantile Exchange

LIBOR—London Inter-Bank Offered Rate

At March 31, 2012, Global StocksPLUS® and High Income pledged cash collateral of $1,795,000 and $17,629,000, respectively, for centrally cleared interest rate swaps.

(e) OTC total return swap agreements outstanding at March 31, 2012:

Global StocksPLUS®:

Pay/Receive Total Return on Reference Index	Index	# of Units	Floating Rate*	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Appreciation
Receive	MSCI Daily Total Return EAFE	16,105	1-Month USD-LIBOR Plus 0.04%	$60,299	2/28/13	Bank of America	$3,135,056

*  Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

EAFE—Europe and Australasia, Far East Equity Index

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	49

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

5. Investments in Securities (continued)

(f) Forward foreign currency contracts outstanding at March 31, 2012:

Global StocksPLUS®:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
1,583,000 British Pound settling 4/3/12	Deutsche Bank	$2,507,472	$2,532,010	$24,538
48,000 British Pound settling 4/3/12	JPMorgan Chase	75,205	76,776	1,571
423,000 Danish Krone settling 5/24/12	Deutsche Bank	75,337	75,843	506
70,000 Euro settling 6/14/12	Bank of Nova Scotia	91,726	93,394	1,668
1,237,000 Euro settling 4/3/12	Citigroup	1,637,169	1,649,786	12,617
957,000 Euro settling 4/16/12	Royal Bank of Canada	1,254,231	1,276,421	22,190
1,483,000 Hong Kong Dollar settling 5/18/12	HSBC Bank	191,298	191,007	(291)
121,000 Norwegian Krone settling 4/12/12	Barclays Bank	21,531	21,240	(291)
130,000 Norwegian Krone settling 4/12/12	Citigroup	23,132	22,820	(312)
130,000 Norwegian Krone settling 4/12/12	UBS	23,160	22,820	(340)
1,659,000 Swedish Krona settling 5/24/12	Barclays Bank	247,254	250,256	3,002

Sold:
608,000 Australian Dollar settling 4/23/12	Citigroup	647,593	628,372	19,221
1,440,000 British Pound settling 5/2/12	Citigroup	2,303,608	2,302,850	758
1,583,000 British Pound settling 5/2/12	Deutsche Bank	2,507,029	2,531,536	(24,507)
1,631,000 British Pound settling 4/3/12	HSBC Bank	2,578,864	2,608,786	(29,922)
889,000 Euro settling 4/16/12	Barclays Bank	1,174,284	1,185,724	(11,440)
951,000 Euro settling 4/16/12	Citigroup	1,216,956	1,268,418	(51,462)
1,237,000 Euro settling 5/2/12	Citigroup	1,637,433	1,649,990	(12,557)
1,237,000 Euro settling 4/3/12	HSBC Bank	1,638,827	1,649,786	(10,959)
85,627,000 Japanese Yen settling 6/7/12	Barclays Bank	1,042,061	1,035,109	6,952
489,000 Swiss Franc settling 5/24/12	Citigroup	536,866	542,034	(5,168)
				$(54,226)

PIMCO Global StocksPLUS® & Income Fund
50	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

5. Investments in Securities (continued)

High Income:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
17,568,000 Euro settling 4/3/12	Citigroup	$23,251,248	$23,430,436	$179,188
139,000 Euro settling 6/14/12	Citigroup	182,360	185,453	3,093
4,031,000 Euro settling 4/16/12	Deutsche Bank	5,387,673	5,376,440	(11,233)
2,900,000 Euro settling 4/16/12	UBS	3,824,648	3,867,943	43,295
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	100,215	89,601	(10,614)

Sold:
50,369,000 British Pound settling 4/12/12	Barclays Bank	79,356,863	80,560,579	(1,203,716)
98,309,000 British Pound settling 4/12/12	HSBC Bank	154,640,057	157,236,195	(2,596,138)
8,098,000 Euro settling 4/16/12	Barclays Bank	10,380,421	10,800,896	(420,475)
1,364,000 Euro settling 4/16/12	Citigroup	1,745,456	1,819,267	(73,811)
17,568,000 Euro settling 5/2/12	Citigroup	23,254,990	23,433,323	(178,333)
14,442,000 Euro settling 6/14/12	Deutsche Bank	19,172,477	19,268,456	(95,979)
17,568,000 Euro settling 4/3/12	HSBC Bank	23,274,789	23,430,435	(155,646)
10,217,000 Euro settling 6/14/12	Morgan Stanley	13,528,534	13,631,479	(102,945)
1,444,000 Euro settling 4/16/12	UBS	1,842,417	1,925,969	(83,552)
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	91,555	89,602	1,953
18,795,170 Mexican Peso settling 6/15/12	Morgan Stanley	1,465,419	1,459,050	6,369
				$(4,698,544)

At March 31, 2012, Global StocksPLUS® and High Income held $5,420,000 and $105,000, respectively, in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategies.

(g) Open reverse repurchase agreements at March 31, 2012:

Global StocksPLUS®:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.35%	3/12/12	4/12/12	$35,029,810	$35,023,000
	0.45	3/7/12	4/5/12	592,185	592,000
	0.67	3/21/12	6/21/12	3,007,616	3,007,000
	0.73	1/11/12	4/13/12	2,585,239	2,581,000
	0.81	1/23/12	4/26/12	2,495,869	2,492,000
	0.83	1/11/12	4/11/12	973,815	972,000
	0.83	1/17/12	4/19/12	830,433	829,000
	1.06	1/26/12	4/26/12	1,674,247	1,671,000
	1.08	1/11/12	4/13/12	4,091,919	4,082,000
	1.08	1/13/12	4/16/12	3,004,103	2,997,000
	1.08	1/17/12	4/19/12	4,087,176	4,078,000
	1.492	3/23/12	4/24/12	1,400,522	1,400,000
	1.494	3/5/12	4/3/12	1,122,256	1,121,000

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	51

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Credit Suisse First Boston	1.40%	3/7/12	4/5/12	$2,670,594	$2,668,000
Deutsche Bank	0.35	3/12/12	4/12/12	6,403,244	6,402,000
	0.65	1/11/12	4/11/12	990,446	989,000
	0.65	2/6/12	5/7/12	575,571	575,000
	0.65	2/23/12	5/23/12	3,181,181	3,179,000
	0.65	3/5/12	6/6/12	1,423,694	1,423,000
	0.80	2/6/12	5/7/12	2,338,855	2,336,000
	0.80	2/7/12	5/8/12	468,562	468,000
	0.80	3/5/12	6/6/12	2,252,351	2,251,000
	0.80	3/8/12	6/8/12	2,931,563	2,930,000
	0.80	3/19/12	6/15/12	1,475,426	1,475,000
	0.80	3/21/12	6/21/12	2,321,567	2,321,000
	0.80	3/23/12	6/25/12	559,112	559,000
	0.90	1/11/12	4/11/12	3,190,448	3,184,000
JPMorgan Chase	0.90	1/20/12	4/23/12	1,096,972	1,095,000
Morgan Stanley	0.65	2/15/12	5/15/12	1,277,544	1,276,484
Royal Bank of Scotland	0.991	3/30/12	5/2/12	2,803,000	2,803,000
	0.993	3/8/12	4/4/12	2,798,852	2,797,000
	1.241	3/30/12	5/2/12	1,382,000	1,382,000
	1.2428	3/7/12	4/5/12	216,186	216,000
	1.243	3/8/12	4/4/12	1,364,129	1,363,000
	1.592	3/21/12	4/18/12	1,478,719	1,478,000
	1.592	3/23/12	4/20/12	1,306,520	1,306,000
UBS	0.64	1/17/12	4/19/12	1,809,409	1,807,000
	0.70	3/1/12	8/29/12	3,115,877	3,114,000
	0.70	3/2/12	8/29/12	520,303	520,000
	0.70	3/8/12	8/29/12	1,114,520	1,114,000
					$111,876,484

High Income:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.65%	3/16/12	4/13/12	$11,277,257	$11,274,000
	0.67	3/21/12	6/21/12	3,370,690	3,370,000
	0.67	3/22/12	6/21/12	315,059	315,000
	0.67	3/28/12	7/2/12	393,029	393,000
Deutsche Bank	0.65	2/6/12	5/7/12	9,179,106	9,170,000
	0.65	3/1/12	6/1/12	4,136,314	4,134,000
Royal Bank of Canada	0.90	2/27/12	5/24/12	17,288,683	17,274,000
UBS	0.59	2/7/12	5/7/12	8,358,391	8,351,000
	0.59	3/7/12	4/2/12	3,724,525	3,723,000
	0.60	2/3/12	5/3/12	2,323,244	2,321,000
	0.60	2/9/12	5/10/12	12,546,864	12,536,000
					$72,861,000

PIMCO Global StocksPLUS® & Income Fund
52	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

5. Investments in Securities (continued)

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended March 31, 2012 for Global StocksPLUS® and High Income was $108,347,377 and $129,722,766, respectively, at a weighted average interest rate of 0.68% and 0.66%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2012 was $119,801,121 and $78,916,392, respectively.

At March 31, 2012, Global StocksPLUS® held $1,353,303, in principal value of U.S. Treasury Obligations and High Income held $377,395 and $1,367,000 in principal value of U.S. Treasury Obligations and Corporate Bonds, respectively, as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

6. Income Tax Information

The tax character of dividends paid were:

	Year ended March 31, 2012		Year ended March 31, 2011
	Ordinary Income	Return of Capital	Ordinary Income
Global StocksPLUS®	$22,450,402	–	$22,184,608
High Income	169,322,737	$8,629,563	176,828,083

At March 31, 2012, the components of distributable earnings were as follows:

	Ordinary	Capital Loss	Post-October Capital Loss (2)
	Income	Carryforward (1)	Short-Term	Long-Term
Global StocksPLUS®	$549,276	$117,888,303	–	$5,270,810
High Income	–	867,357,500	$7,277,422	–

(1)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(2)	Capital losses realized during the period November 1, 2011 through March 31, 2012 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At March 31, 2012, the Funds had capital loss carryforward amounts as follows:

	Year of Expiration			No Expiration (3)
	2017	2018	2019	Short-Term	Long-Term
Global StocksPLUS®	$13,394,950	$98,917,925	$5,575,428	–	–
High Income	222,923,897	488,806,782	–	$40,934,449	$114,692,372

(3)  Carryforward amounts are subject to the provisions of the Act.

During the fiscal year ended March 31, 2012, Global StocksPLUS® utilized $5,929,682 of available capital loss carryforwards.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	53

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

6. Income Tax Information (continued)

For the year ended March 31, 2012, permanent “book tax” adjustments were as follows:

	Dividends in Excess of Net Investment Income	Accumulated Net Realized Loss
Global StocksPLUS® (a)(b)(c)(d)	$5,546,109	$(5,546,109)
High Income (a)(b)(c)(d)	64,178,746	(64,178,746)

These permanent “book-tax” differences were primarily attributable to:

(a) Foreign currency transactions

(b) Paydowns

(c) Swap payments

(d) Amendment fees

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At March 31, 2012, the aggregate cost basis and the net unrealized appreciation of investments (before options written) for federal income tax purposes were as follows:

	Federal Tax Cost Basis (4)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Global StocksPLUS®	$224,321,796	$22,358,407	$5,039,524	$17,318,883
High Income	1,116,788,985	189,259,931	32,367,602	156,892,329

(4) The difference between book and tax cost basis is attributable to wash sale loss deferrals and mark-to-market on options contracts.

7. Auction-Rate Preferred Shares — High Income

High Income has 2,336 shares of Preferred Shares Series M, 2,336 shares of Preferred Shares Series T, 2,336 shares of Preferred Shares Series W, 2,336 shares of Preferred Shares Series TH and 2,336 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended March 31, 2012, the annualized dividend rates ranged from:

	High	Low	At March 31, 2012
Series M	0.195%	0.030%	0.135%

Series T	0.180%	0.030%	0.135%

Series W	0.180%	0.030%	0.030%

Series TH	0.240%	0.030%	0.105%

Series F	0.225%	0.030%	0.135%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s

PIMCO Global StocksPLUS® & Income Fund
54	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

March 31, 2012

7. Auction-Rate Preferred Shares — High Income (continued)

closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7 day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On September 12, 2011, Moody’s Investor Service downgraded its rating of each series of the Fund’s Preferred Shares from Aaa to Aa3.

8. Subsequent Events

On April 2, 2012, the following dividends were declared to common shareholders, payable May 1, 2012 to shareholders of record on April 12, 2012:

Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

On May 1, 2012, the following dividends were declared to common shareholders, payable June 1, 2012 to shareholders of record on May 11, 2012:

Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

Effective April 3, 2012, High Income adopted amended and restated by-laws (“By-laws”) that incorporate updated ratings criteria (the “New Fitch Criteria”) issued by Fitch, Inc. (“Fitch”) applicable to High Income’s outstanding auction rate preferred shares (“Preferred Shares”). The New Fitch Criteria update and replace the Fitch preferred shares ratings criteria published in 2009 (“2009 Fitch Criteria”). According to Fitch, the core ratings methodology from the 2009 Fitch Criteria has remained intact. Key components of the New Fitch Criteria as cited by Fitch include, among others, updated asset discount factors, reclassification of certain sectors for assessing diversification, clarification of the treatment of various liabilities, and expansion of rating criteria to additional leverage forms. The New Fitch Criteria are available on the Fitch website (www.fitchratings.com) and are incorporated by reference into High Income’s By-laws.

There are no other subsequent events that require recognition or disclosure. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	55

PIMCO Global StocksPLUS® & Income Financial Highlights

For a common share outstanding throughout each year:

	Year ended March 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$14.88	$12.52	$6.59	$22.88		$27.56
Investment Operations:
Net investment income	1.61	1.75	1.24	0.63		1.22
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, securities sold short, unfunded loan commitments and foreign currency transactions	(1.72)	2.81	6.89	(12.03)		(2.88)
Total from investment operations	(0.11)	4.56	8.13	(11.40)		(1.66)
Dividends and Distributions to Shareholders from:
Net investment income	(2.20)	(2.20)	(1.66)	(2.82)		(2.61)
Net realized gains	–	–	–	(2.07)		(0.41)
Return of capital	–	–	(0.54)	–		–
Total dividends and distributions to shareholders	(2.20)	(2.20)	(2.20)	(4.89)		(3.02)
Net asset value, end of year	$12.57	$14.88	$12.52	$6.59		$22.88
Market price, end of year	$20.18	$24.48	$19.05	$8.64		$22.20
Total Investment Return (1)	(8.00)%	43.45%	155.94%	(40.72)%		(8.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$128,952	$150,881	$125,370	$64,444		$214,858
Ratio of expenses to average net assets, including interest expense (3)	2.71%	2.81%	2.90%	3.25	%(2)	3.14	%(2)
Ratio of expenses to average net assets, excluding interest expense (3)	2.12%	2.20%	2.32%	1.88	%(2)	1.51	%(2)
Ratio of net investment income to average net assets	12.70%	13.07%	12.27%	3.43%		4.62%
Portfolio turnover rate	90%	80%	135%	214%		156%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends, capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

PIMCO Global StocksPLUS® & Income Fund
56	PIMCO High Income Fund Annual Report | 3.31.12 | See accompanying Notes to Financial Statements.

PIMCO High Income Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended March 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$9.42	$8.73	$3.49	$11.28		$15.19
Investment Operations:
Net investment income	0.96	1.13	1.13	1.37		1.71
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(1.05)	1.03	5.58	(7.55)		(2.64)
Total from investment operations	(0.09)	2.16	6.71	(6.18)		(0.93)
Dividends and Distributions on Preferred Shares from:
Net investment income	– *	(0.01)	(0.01)	(0.15)		(0.36)
Net realized gains	–	–	–	–		(0.04)
Total dividends and distributions on preferred shares	– *	(0.01)	(0.01)	(0.15)		(0.40)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.09)	2.15	6.70	(6.33)		(1.33)
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.39)	(1.46)	(1.39)	(1.46)		(1.46)
Net realized gains	–	–	–	–		(1.12)
Return of capital	(0.07)	–	(0.07)	–		–
Total dividends and distributions to common shareholders	(1.46)	(1.46)	(1.46)	(1.46)		(2.58)
Net asset value, end of year	$7.87	$9.42	$8.73	$3.49		$11.28
Market price, end of year	$12.84	$14.01	$12.24	$5.57		$11.72
Total Investment Return (1)	3.28%	28.94%	156.33%	(42.27)%		(10.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$960,496	$1,138,186	$1,046,236	$412,833		$1,319,726
Ratio of expenses to average net assets, including interest expense (2)(4)	1.16%	1.11%	1.25%	1.64	%(3)	1.53	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)(4)	1.07%	1.04%	1.15%	1.62	%(3)	1.32	%(3)
Ratio of net investment income to average net assets (2)	11.76%	12.74%	16.69%	17.16%		12.49%
Preferred shares asset coverage per share	$107,233	$122,446	$114,573	$55,773		$61,644
Portfolio turnover rate	24%	89%	138%	261%		99%

*	Less than $(0.005) per common share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends, capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.12 | PIMCO High Income Fund Annual Report	57

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund (the “Funds”) at March 31, 2012, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 24, 2012

PIMCO Global StocksPLUS® & Income Fund
58	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Tax Information/Proxy Voting Policies & Procedures (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012, are designated as “qualified dividend income”:

Global StocksPLUS®	0.18%
High Income	6.27%

Dividend Received Deduction

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Funds’ ordinary income dividends paid during the fiscal year ended March 31, 2012 that qualifies for the corporate dividend received deduction is set forth below:

Global StocksPLUS®	0.18%
High Income	6.26%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2012. The amount that will be reported will be the amount to use on your 2012 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended March 31, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	59

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Annual Shareholder Meetings Results/Changes to Board of Trustees/Changes in Investment Policy (unaudited)

Annual Shareholder Meetings Results:

Global StocksPLUS® and High Income held their annual meetings of shareholders on July 20, 2011 and December 19, 2011, respectively.

Global StocksPLUS®:

Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class II to serve until 2013	9,014,115	207,521

Election of Bradford K. Gallagher – Class II to serve until 2013	9,021,279	200,357

Re-election of John C. Maney† – Class III to serve until 2014	8,966,258	255,378

Re-election of Alan Rappaport – Class III to serve until 2014	8,926,342	295,294

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, James A. Jacobson, Hans W. Kertess and William B. Ogden, IV continued to serve as Trustees of the Fund.

High Income:

Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class III to serve until 2012	105,187,948	2,443,378

Election of Bradford K. Gallagher – Class II to serve until 2014	105,286,637	2,344,689

Re-election of James A. Jacobson* – Class II to serve until 2014	9,821	110

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, Hans W. Kertess, John C. Maney†, William B. Ogden, IV and Alan Rappaport* continued to serve as Trustees of the Fund.

* Preferred Trustee

† Interested Trustee

Changes to Board of Trustees:

Paul Belica retired from the Funds’ Board of Trustees effective December 31, 2011.

Changes in Investment Policy — High Income:

Effective April 20, 2011, High Income’s duration guidelines were expanded such that, under normal market conditions, the Fund will maintain an average portfolio duration of between zero and eight years.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates — i.e., the prices of the debt obligations typically fall when market interest rates rise. Please see “2. Principal Risks” in the Notes to Financial Statements for additional discussion of interest rate risk.

PIMCO Global StocksPLUS® & Income Fund
60	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

A Note Regarding Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

Reference is made to the section of the Funds’ September 30, 2011 Semi-Annual Report (the “September Semi-Annual Report”) entitled “Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements,” which discussed the material factors and conclusions that formed the basis for the Boards’ approval, at their June 14-15, 2011 in-person meetings (the “June 2011 contract review meeting”), of the continuance of the Funds’ Management Agreements with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreements between the Investment Manager and the Sub-Advisers (the “Sub-Advisory Agreements”) for a one-year period commencing July 1, 2011.

Subsequent to the date of the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided to the Boards by Morningstar Associates LLC (“Morningstar”) with respect to the performance and/or expense figures shown for the Funds and their related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Trustees for their consideration at a meeting held on December 13-14, 2011.

In considering the revised information, the Trustees noted, among other differences, that the following information from the revised Morningstar materials differed from information summarized in the September Semi-Annual Report as having been considered by the Trustees at the June 2011 contract review meeting:

Global StocksPLUS®:

The Fund actually ranked fourth, rather than fifth, out of thirteen funds in the expense peer group for total net expense ratio based on common and leveraged assets combined.

With respect to Fund performance (based on net asset value), the Fund ranked first out of nine funds, rather than ten funds, for the five-year period ended February 28, 2011.

High Income:

The Fund actually ranked first out of twelve funds, rather than eleven funds, in the expense peer group for total net expense ratio based on common share assets and fifth out of twelve funds, rather than eleven funds, in actual management fees.

With respect to Fund performance (based on net asset value), the Fund actually ranked fifth, rather than fourth, out of twelve funds and eleven funds for the three-year and five-year periods ended February 28, 2011, respectively.

After considering the revised Morningstar information and taking into account the other information and factors considered as part of the June 2011 contract review meeting, the Trustees, including the non-interested Trustees, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Funds’ Advisory Agreements and Sub-Advisory Agreements for a one-year period commencing July 1, 2011, as specified in the September Semi-Annual Report.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	61

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

PIMCO Global StocksPLUS® & Income Fund
62	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Dividend Reinvestment Plan (unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the applicable Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.bnymellon.com/shareowner/equityaccess, by calling (800) 254-5197, by writing to the Plan Agent, BNY Mellon Investment Servicing (US) Inc., at P.O. Box 358035, Pittsburgh, PA 15252-8035, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least ten (10) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares is purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares is listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	63

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Dividend Reinvestment Plan (unaudited) (continued)

Shares held through nominees. If your common shares is held through a broker, bank or other nominee (together, a “nominee”) and is not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone number: (800) 254-5197; web site: www.bnymellon.com/shareowner/equityaccess.

PIMCO Global StocksPLUS® & Income Fund
64	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2005 – PGP/2003 – PHK

Term of office: Expected to stand for re-election at
2012 – PGP/2013 – PHK annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Date of Birth: 11/13/52

Trustee since: 2011

Term of office: Expected to stand for re-election at
2013 – PGP/2012 – PHK annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Date of Birth: 2/28/44

Trustee since: 2010

Term of office: Expected to stand for re-election at
2013 – PGP/2014 – PHK annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors
ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Date of Birth: 2/3/45

Trustee since: 2009

Term of office: Expected to stand for re-election at
2013 – PGP/2014 – PHK annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex

Trustee/Director of 17 funds in the Alpine Mutual
Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Date of Birth: 1/11/45

Trustee since: 2006

Term of office: Expected to stand for re-election at
2013 – PGP/2014 – PHK annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	65

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Date of Birth: 3/13/53

Trustee since: 2010

Term of office: Expected to stand for re-election at
2014 – PGP/2014 – PHK annual meeting of shareholders.

Trustee/Director of 75 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008). Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Date of Birth: 8/3/59

Trustee since: 2006

Term of office: Expected to stand for re-election at
2014 – PGP/2012 – PHK annual meeting of shareholders.

Trustee/Director of 80 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

† Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

PIMCO Global StocksPLUS® & Income Fund
66	PIMCO High Income Fund Annual Report | 3.31.12

PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005 – PGP/2003 – PHK

Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2005 – PGP/2003 – PHK

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005 – PGP/2004 – PHK

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Funds Complex and The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005 – PGP/2004 – PHK

Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

PIMCO Global StocksPLUS® & Income Fund
3.31.12 | PIMCO High Income Fund Annual Report	67

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2012-03-27-3456

AZ607AR_033112

ITEM 2. CODE OF ETHICS

(a)          As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)         During the period covered by this report, there were no amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)              Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $70,000 in 2011 and $72,450 in 2012.

b)             Audit-Related Fees. There were no audit-related fees billed for each of the last two fiscal years.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,700 in 2011 and $15,000 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Global StocksPLUS® & Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financials statements reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)          The aggregate amount of all such permitted non-audit services provided constitutes no more than (I) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)          Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)          Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)              2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)                Not applicable

g)             Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $4,927,569 and for the 2011 Reporting Period was $6,364,606.

h)             Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO GLOBAL STOCKSPLUS & INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting polices of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                       The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                       Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.  The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)

As of June 1, 2012, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Global StocksPLUS® & Income Fund (“PGP” or the “Fund”):

Daniel J. Ivascyn

Mr. Ivascyn has been the portfolio manager since inception (May 2005).  Mr. Ivascyn is a managing director, a member of the Executive Committee and head of the mortgage credit portfolio management team and a lead portfolio manager for the credit hedge fund and mortgage and asset-backed opportunistic strategies of Pacific Investment Management Company LLC (“PIMCO”) in the Newport Beach office. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns, as well as T. Rowe Price and Fidelity Investments. He has 20 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of March 31, 2012, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Daniel J. Ivascyn	PGP	7	10,223.63	7	631.06	*	24	9,955.01	**

* Of these Other Pooled Investment Vehicles, 2 accounts totaling $535.22 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 1 account totaling $2,054.86 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of March 31, 2012, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation — Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of March 31, 2012.

PIMCO Global StocksPLUS® & Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Daniel J. Ivascyn	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES - NONE

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Global StocksPLUS® & Income Fund

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	June 1, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	June 1, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	June 1, 2012